                                                                    EXHIBIT 10.3

                      AMENDMENT TO STOCK PURCHASE AGREEMENT

     This Amendment to that certain Stock Purchase Agreement (this "Amendment") is made and entered into among the Parties effective as of the 18th day of July, 2002.

                                    RECITALS

     A. On June 25, 2002, PROYECCIONES Y VENTAS ORGANIZADAS, S.A. DE C.V. a corporation organized under the laws of the United Mexican States ("PROVO"); Ventura Martinez del Rio Arrangoiz ("ARRANGOIZ"); Ventura Martinez del Rio Requejo ("REQUEJO" and together with ARRANGOIZ "SELLERS"); KIBOGA SYSTEMS, INC., a Texas corporation, ("KIBOGA"); Gary R. Morris ("MORRIS") and GREYSTONE
DIGITAL TECHNOLOGY, INC., a Delaware corporation ("GSTN"), entered into that certain Stock Purchase Agreement (the "Original Agreement").

     B. The Parties desire to amend the Original Agreement and provide for and confirm certain additional matters as set forth in this Amendment. In particular, the Parties desire to release GSTN and KIBOGA of their respective obligations to consummate the Merger and to provide for the consideration to be paid by KIBOGA and MORRIS under the Original Agreement.

                                   AGREEMENT

     Now, therefore, in consideration of the foregoing, and for other good and valuable consideration, the Parties, intending to be legally bound, hereby agree and covenant as follows:

SECTION 1. Defined Terms.

     Unless otherwise defined in this Amendment, all capitalized terms used in this Amendment shall have the meanings set forth in the Original Agreement.

SECTION 2. References to Merger and Merger Agreement.

     All references, definitions, representations, warranties, covenants and agreements of the Original Agreement related to the "Merger" or the "Merger Agreement," are hereby amended by removing them in their entirety. The Parties ratify their intention to release GSTN and KIBOGA of their respective obligations to consummate the Merger.

SECTION 3. References to Escrow and Escrowed Shares.

     All references, definitions, representations, warranties, covenants and agreements of the Original Agreement related to the "Escrow" or the "Escrowed Shares," are hereby amended by removing them in their entirety. The Parties ratify their intention to release MORRIS of its obligations to contribute the Escrowed Shares.

SECTION 4. Amendment to the Recitals.

     The ninth whereas of the Original Agreement is hereby by deleting it in its entirety.

SECTION 5. Amendments to Article 2.

     A. Section 2.01(e) of the Original Agreement is hereby amended by deleting it in its entirety.

     B. The Original Agreement is hereby amended by inserting a new Section 2.01A before Section 2.02, as follows:

          "2.01A As a material inducement for the SELLERS and PROVO to enter into this Agreement and in consideration of the sale of PROVO Stock and the issuance of the Newly Issued Stock to GSTN, KIBOGA (as the controlling shareholder of GSTN and in accordance with the Original Lease Agreement) does hereby agree to provide the SELLERS the following:

          (a) On the Closing Date, KIBOGA shall issue, assign, convey and transfer to the SELLERS, or their designee, 500 shares of KIBOGA common stock (the "KIBOGA Shares"), representing 50% of KIBOGA's voting equity securities on a fully diluted basis as of the effective time of the Closing."

Section 5. Amendments to Article 3 and Closing Date.

     All references to the words "July 31, 2002" in the Original Agreement shall be deleting in their entirety and substituted for the words "August 31, 2002."

Section 6. Amendments to Article 7.

     A. Section 7.01(b) of the Original Agreement, is hereby amended by deleting it in its entirety.

     B. All references in the Original Agreement to the "KIBOGA Business Royalty" shall be deleted in their entirety.

     C. Section 7.09, is hereby amended by deleting it in its entirety and replacing such Section with the following:

          "7.09 The parties acknowledge that the Royalties payable to the Royalty Payees, shall be allocated among and be payable as follows:
          (i) with respect to the PROVO Business Royalty, 50% for MORRIS and 50% for SELLERS (or their respective designees); and (ii) with respect to the New Business Royalty, 50% for KIBOGA and 50% for SELLERS (or their respective designees). Each of SELLERS, KIBOGA and MORRIS, for so long as he is entitled to receive payment of Royalties hereunder, and each other person that from time to time may be entitled to receive payment of Royalties under this Section 7.09, is herein referred to as a "Royalty Payee."

          D. Section 7.11 of the Original Agreement, is hereby amended by deleting it in its entirety.

Section 7. Amendments to Article 12.

     Section 12.01(d) of the Original Agreement is hereby amended by deleting it in its entirety.

Section 8. Amendments to Article 13.

     Section 13.01(b), is hereby amended by deleting it in its entirety and replacing such Section with the following:

          "13.01(b) Prior to the Closing Date, KIBOGA shall have sufficient shares of K1BOGA common stock authorized to issue and deliver the KIBOGA Shares to Sellers at the Closing."

Section 9. Amendments to Article 14.

     Article 14 of the Original Agreement, is hereby amended by deleting it in its entirety and replacing such Article with the following:

               "14. RESERVED FOR FUTURE USE."

Section 10. Amendment of Exhibit C.

     Exhibit C of the Original Agreement, is hereby amended by deleting it in its entirety.

Section 11. Amendment of Exhibit I.

     Exhibit I of the Original Agreement, is hereby amended by deleting it in its entirety.

Section 12. Miscellaneous.

     A. The Original Agreement, as modified by this Amendment, is hereby ratified and confirmed in all respects, is in full force and effect, and is binding on and enforceable against the Parties in accordance with its terms.

     B. This Amendment may be executed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     C. This Amendment shall be governed by the laws of the State of New York.

     IN WITNESS WHEREOF, each of the Parties hereto has caused its duly authorised representative to execute this Amendment on the day and year first above written.


/s/ Gary R. Morris                       /s/ Ventura Martinez del Rio Arrangoiz
--------------------------------------   --------------------------------------
KIBOGA SYSTEMS, INC.                     PROYECCIONES Y VENTAS
By: Gary R. Morris                       ORGANIZADAS, S.A. DE C.V.
Title: President and CEO                 By: Ventura Martinez del Rio Arrangoiz
                                         Title: Chairman


/s/ Ventura Martinez del Rio Arrangoiz
--------------------------------------   --------------------------------------
Ventura Martinez del Rio Arrangoiz       Ventura Martinez del Rio Requejo


/s/ Jon Reynolds                         /s/ Gary R. Morris
--------------------------------------   --------------------------------------
GREYSTONE DIGITAL                        Gary R. Morris
TECHNOLOGY, INC.
By: Jon Reynolds
Title: Chairman

                                                             SBSF Draft 06/12/02

                            STOCK PURCHASE AGREEMENT

                                  By and Among

                 PROYECCIONES Y VENTAS ORGANIZADAS, S.A. DE C.V.
                       VENTURA MARTINEZ DEL RIO ARRANGOIZ
                        VENTURA MARTINEZ DEL RIO REQUEJO
                              KIBOGA SYSTEMS, INC.
                                 GARY R. MORRIS
                                       and
                       GREYSTONE DIGITAL TECHNOLOGY, INC.

                                 June    , 2002
                                      ---

                                                             SBSF Draft 03/12/02

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----
1.   DEFINITIONS.............................................................2

2.   PURCHASE AND SALE TRANSACTION...........................................8

3.   FUNDING OF INITIAL BUSINESS PLAN........................................9

4.   THE CLOSING.............................................................9

5.   CONDITIONS TO CLOSING...................................................9

6.   REGULATORY FILINGS.....................................................12

7.   ROYALTIES..............................................................12

8.   TRANSFER OF FUNDS TECHNOLOGY...........................................14

9.   ANTI-DILUTION..........................................................14

10.  REPRESENTATIONS AND WARRANTIES.........................................15

11.  COVENANTS OF PROVO AND SELLERS.........................................26

12.  COVENANTS OF GSTN......................................................27

13.  COVENANTS OF KIBOGA AND MORRIS.........................................29

14.  SPIN OFF...............................................................30

15.  INDEMNIFICATION........................................................31

16.  DEFAULT................................................................33

17.  FURTHER ASSURANCES.....................................................34

18.  MISCELLANEOUS..........................................................34

Exhibit A...................................................................39

Exhibit B...................................................................40

Exhibit C...................................................................41

Exhibit D...................................................................42

Exhibit E...................................................................43

Exhibit F...................................................................44

Exhibit G...................................................................45

Exhibit H...................................................................46

Exhibit I...................................................................47

                                                             SBSF Draft 03/12/02

                            STOCK PURCHASE AGREEMENT

     This Stock Purchase Agreement (this "Agreement") is made as of the   day of
                                                                        --
June 2002, by and among PROYECCIONES Y VENTAS ORGANIZADAS, S.A. DE C.V. a corporation organized under the laws of the United Mexican States ("PROVO"); Ventura Martinez del Rio Arrangoiz ("ARRANGOIZ"); Ventura Martinez del Rio Requejo ("REQUEJO" and together with ARRANGOIZ "SELLERS"); KIBOGA SYSTEMS,
INC., a Texas corporation, ("KIBOGA"); Gary R. Morris ("MORRIS") and GREYSTONE DIGITAL TECHNOLOGY, INC., a Delaware corporation ("GSTN"). Each of PROVO, ARRANGOIZ, REQUEJO, KIBOGA, MORRIS and GSTN shall be singularly referred to as a "Party" and collectively as the "Parties."

                               W I T N E S S E T H

     WHEREAS, SELLERS own beneficially and of record, all of the issued and outstanding capital stock and other securities of PROVO;

     WHEREAS, PROVO is currently acquiring from its Affiliates all of the issued and outstanding equity securities of FS Provo, S.A. de C.V.; Proyecciones y Ventas Organizadas del D.F., S.A. de C.V.; Tilgo, S.A. de C.V.; Tarpa, S.A. de C.V.; and Proyecciones y Ventas Organizadas del Occidente, S.A. de C.V., all corporations incorporated under the laws of the United Mexican States (collectively the "Subsidiaries");

     WHEREAS, on the Closing Date, PROVO shall own beneficially and of record, all of the issued and outstanding capital stock and other securities of each of the Subsidiaries, under the terms and conditions specified in certain acquisition agreements attached hereto as Exhibit H (the "Subsidiaries Acquisition Agreements");

     WHEREAS, PROVO desires to issue and sell to GSTN, and GSTN desires to purchase and acquire from PROVO, 308,000 shares of the common stock, par value $50 Pesos per share, of PROVO, representing 60.4% of PROVO's common stock and 60.4% of PROVO's total equity securities (the "Newly Issued Stock"), upon the terms and subject to the conditions set forth herein;

     WHEREAS, SELLERS desire to sell to GSTN, and GSTN desires to purchase and acquire from SELLERS, 192,000 shares of the common stock, par value $50 Pesos per share, of PROVO, representing 39.6% of PROVO's common stock and 39.6% of PROVO's total equity securities (the "PROVO Stock"), upon the terms and subject to the conditions set forth herein;

     WHEREAS, PROVO is a private company that together with its Subsidiaries is currently engaged in the business of distributing, marketing and commercializing all kinds of prepaid calling cards for telephony services in Mexico (the "PROVO Business");

     WHEREAS, PROVO will incorporate PROVO-US, Inc. ("PROVO-US") as a newly formed wholly-owned Delaware corporation. PROVO-US will be engaged in the development and marketing of: (i) domestic and international money-transfer solutions; (ii) smart card technologies; and (iii) other businesses as directed form time to time by the Board (the "PROVO-US Business");

     WHEREAS, KIBOGA is a private company that is currently engaged in the business of development and sale of technology products, including its proprietary software for use by law enforcement and intelligence agencies, which includes, among others the DILE and COMPILE software programs (the "KIBOGA Business");

     WHEREAS, GSTN is a public company that is currently engaged in the business of developing and marketing real-time, interactive software and related applications (the "GSTN Business"), and the GSTN Common Stock is currently traded on the NASDAQ OTC Bulletin;

     WHEREAS, KIBOGA and GSTN are parties to that certain Lease Agreement dated July 16, 2001 (the "Original Lease Agreement"), whereby KIBOGA leased and assigned to GSTN all of KIBOGA's revenues derived from the KIBOGA Business in exchange for approximately 52% of the outstanding GSTN Common Stock;

     WHEREAS, concurrently herewith, GSTN and KIBOGA are entering into a merger agreement (the "Merger Agreement"), whereby KIBOGA shall be merged into a newly formed subsidiary of GSTN (the "GSTN Subsidiary") and the GSTN Subsidiary shall be the surviving entity (the "Merger");

     WHEREAS, the Parties hereto, are parties to that certain Letter Agreement dated June 6, 2002 (the "Letter Agreement"); and

     WHEREAS, the Parties desire to enter into this Agreement to implement the Letter Agreement.

     NOW, THEREFORE, for and in consideration of the mutual covenants, conditions and promises contained herein, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

1.   DEFINITIONS

1.01 For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, capitalized terms used in this Agreement, its appendices, schedules and exhibits shall have the following meanings:

     "Accounts Receivable" shall have the meaning ascribed to it in Section
10.01.

     "Additional Financing" shall have the meaning ascribed to it in Section 12.

     "Affiliate" of a Person shall mean any other Person that, directly or indirectly, controls or is controlled by that Person, or is under common control with that Person or any such other Person, or succeeds to all or substantially all of the business or assets of such Person. The term "control" (including, with correlative meaning, the terms "controlled by" or "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person through the ownership of voting securities, by contract or otherwise.

     "Arrangoiz Employment Agreement" shall mean that certain Employment Agreement substantially in the form of Exhibit D to be executed between GSTN and ARRANGOIZ on the Closing Date.

     "Board" means the Board of Directors of GSTN.

     "Business Day" means any day other than a Saturday, Sunday or any day which is a legal holiday in the United States of America or the United Mexican States.

     "Closing" shall have the meaning ascribed to it in Section 4.

     "Closing Date" shall have the meaning ascribed to it in Section 4.

     "Contemplated Transactions" shall mean the transactions contemplated by the Transaction Documents.

     "Diluting Event" shall have the meaning ascribed to it in Section 9.

     "Dollar" or "US$" means United States dollars.

     "EBITDA" shall mean with respect to any business or company, earnings before interest, taxes, depreciation and amortization.

     "Encumbrance" means any lien, security interest, claim or any other encumbrance whatsoever.

     "Escrow" shall have the meaning ascribed to it in Section 2.01.

     "Escrow Agreement" shall mean that certain Escrow Agreement substantially in the form of Exhibit I to be executed among MORRIS, SELLERS and the Escrow Agent on the Closing Date

     "Escrow Agent" shall mean                    a              corporation.
                              -------------------   -------------

     "Escrowed Shares" shall have the meaning ascribed to it in Section 2.01.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Expenses" shall have the meaning ascribed to it in Section 18.09.

     "Events of Default" shall have the meaning ascribed to it in Section 15.06.

     "Funding" shall mean GSTN's commitment to make available to PROVO-US funds to be used by PROVO-US to fund the Initial Business Plan. For these purposes, Funding may consist of equity, debt or guarantying PROVO-US' obligations, or any combination thereof.

     "GAAP" shall mean generally accepted accounting principles.

     "GSTN Books and Records" shall have the meaning ascribed to it in Section 10.05.

     "GSTN Business" shall have the meaning ascribed to it in the Recitals hereto.

     "GSTN Common Stock" shall mean shares representing the common stock of GSTN.

     "GSTN Financial Statements" shall have the meaning ascribed to it in
Section 10.05.

     "GSTN-PROVO" shall have the meaning ascribed to it in Section 14.

     "GSTN-PROVO Shares" shall have the meaning ascribed to it in Section 14.

     "GSTN Subsidiary" shall have the meaning ascribed to it in the Recitals hereto.

     "Indemnification Notice" shall have the meaning ascribed to it in Section
15.

     "Indemnified Party" shall have the meaning ascribed to it in Section 15.

     "Indemnifying Party" shall have the meaning ascribed to it in Section 15.

     "Initial Business Plan" shall mean the initial business plan of PROVO-US substantially in the form of Exhibit G.

     "Intellectual Property" means (i) all inventions (patentable or unpatentable), all improvements thereto, (ii) all trademarks, service marks, copyrights, trade dress, logos, trade names, and corporate names, including all goodwill associated therewith, (iii) all trade secrets and confidential business information (including ideas, research, know-how, techniques, technical data, designs, specifications, customer and supplier lists, pricing and cost information, and business and marketing plans and proposals), (iv) all computer software, (v) all other proprietary rights, and (vi) all tangible embodiments thereof, in each case relating to, used in or resulting from the operation of the PROVO Business.

     "KIBOGA Business" shall have the meaning ascribed to it in the Recitals hereto.

     "KIBOGA Business Royalty" shall have the meaning ascribed to it in Section
7.

     "Laws" shall have the meaning ascribed to it in Section 10.01.

     "Letter Agreement" shall have the meaning ascribed to it in the Recitals hereto.

     "Liability" means any liability (whether known or unknown, asserted or unasserted, absolute or contingent, accrued or unaccrued, liquidated or unliquidated, and whether due or to become due), including any liability for taxes.

     "Litigation" shall have the meaning ascribed to it in Section 10.01.

     "Market Value" of any security means the average of the closing prices of such security's sales on all securities exchanges on which such security may at the time be listed, or, if there has been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System or the NASDAQ OTC Bulletin Board, as of 4:00 P.M., New York time, or, if on any day such security is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of 21 days consisting of the day as of which "Market Price" is being determined and the 20 consecutive Business Days prior to such day.

     "Merger" shall have the meaning ascribed to it in the Recitals hereto.

     "Merger Agreement" shall mean that certain Merger Agreement substantially in the form of Exhibit C to be executed by GSTN and KIBOGA on or before the Closing Date.

     "Mexican GAAP" shall mean generally accepted accounting principles applicable in Mexico.

     "Morris Employment Agreement" shall mean that certain Employment
Agreement substantially in the form of Exhibit F to be executed between GSTN and MORRIS on the Closing Date.

     "New Business" shall mean any newly developed business of GSTN other than the PROVO Business and the KIBOGA Business, including, without limitation the PROVO-US Business.

     "New Business Royalty" has the meaning ascribed to it in Section 7.

     "Newly Issued Stock" has the meaning ascribed to it in the Recitals hereto.

     "Person" means an individual, corporation, partnership, joint venture, trust, association, unincorporated organization or any other entity or governmental body or subdivision, agency, commission or authority thereof, or any equivalent entity under applicable law.

     "Peso" means Mexican pesos.

     "Permitted Encumbrances" shall have the meaning ascribed to it in Section 10.01.

     "Profits" shall mean all of PROVO's income before taxes derived from the PROVO Business, calculated after payment of all of PROVO's direct business expenses, including, without limitation, cost of goods sold, general administrative costs, interest, amortization, depreciation and overhead, in all cases calculated by PROVO in accordance with GAAP applicable in Mexico, consistently applied.

     "PROVO Books and Records" shall have the meaning ascribed to it in Section 10.01.

     "PROVO Business" shall have the meaning ascribed to it in the Recitals hereto.

     "PROVO Business Royalty" shall have the meaning ascribed to it in Section
7.

     "PROVO Financial Statements" shall have the meaning ascribed to it in
Section 10.01.

     "PROVO Stock" has the meaning ascribed to it in the Recitals hereto.

     "PROVO-US" shall have the meaning ascribed to it in the Recitals hereto.

     "PROVO-US Business" shall have the meaning ascribed to it in the Recitals hereto.

     "Registration Rights Agreement" means that certain Registration Rights Agreement substantially in the form attached hereto as Exhibit A to be entered into by and between GSTN and SELLERS on the Closing Date.

     "Requejo Employment Agreement" shall mean that certain Employment Agreement substantially in the form of Exhibit E to be executed between PROVO and REQUEJO on the Closing Date.

     "Royalties" shall mean collectively: (i) the PROVO Business Royalty; (ii) the KIBOGA Business Royalty and (iii) the New Business Royalty.

     "Royalty Payees" has the meaning ascribed to it in Section 7.

     "Royalty Payment Date" has the meaning ascribed to it in Section 7.

     "SEC" means the United States Securities and Exchange Commission.

     "SEC Filings" shall have the meaning ascribed to it in Section 6.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Shares" shall have the meaning ascribed to it in Section 2.01.

     "Spin Off" shall have the meaning ascribed to it in Section 14.

     "Subsidiaries" has the meaning ascribed to it in the Recitals hereto.

     "Subsidiaries Acquisition Agreements" shall mean certain Acquisition Agreements substantially in the form of Exhibit H to be executed among PROVO and each of the Subsidiaries on or before the Closing Date.

     "Subsidiaries Books and Records" shall have the meaning ascribed to it in
Section 10.01.

     "Subsidiaries Financial Statements" shall have the meaning ascribed to it in Section 10.01.

     "Subsidiaries Stock" means all of the issued and outstanding capital stock and other securities of each of the Subsidiaries.

     "Supplemental Registration" has the meaning ascribed to it in Section 12.

     "Transaction Documents" shall collectively mean this Agreement, the Registration Rights Agreement, the Voting Proxy, the Merger Agreement, the Arrangoiz Employment Agreement, the Requejo Employment Agreement, the Morris Employment Agreement, the Initial Business Plan, the Subsidiaries Acquisition Agreements, the Escrow Agreement and any other written agreement signed by the Parties that is expressly identified as a "Transaction Document" hereunder, and any exhibits or attachments to any of the foregoing, as the same may be amended from time to time.

     "Transfer of Funds Technology" shall have the meaning ascribed to it in
Section 8.

     "Voting Proxy" shall mean that certain irrevocable voting proxy substantially in the form attached hereto as Exhibit B, to be executed by and among MORRIS and SELLERS.

1.02 In this Agreement and the other Transaction Documents and the appendices, exhibits and schedules hereto or thereto (unless otherwise provided therein):

     (a) All references in any Transaction Document to clauses, sections, appendices, schedules and exhibits are to clauses, sections, appendices, schedules and exhibits in or to such Transaction Document unless otherwise specified therein.

     (b) The words "hereof," "herein", "hereunder" and words of similar import when used in a Transaction Document shall refer to such Transaction Document as a whole and not to any particular provision of such Transaction Document.

     (c) References in any Transaction Document to any Transaction Document or any other document or agreement shall be deemed to include references to such Transaction Document or such other document or agreement as amended, varied, supplemented or replaced from time to time in accordance with the terms of such Transaction Document.

     (d) The table of contents and the headings of the several sections and subsections of this Agreement or any Transaction Document are intended for convenience only and shall not in any way affect the meaning or construction of any provision therein.

     (e) References to the words "include" or "including" shall be deemed to be followed by "without limitation" or "but not limited to", whether or not they are followed by such phrases or words of similar import.

     (f) References to a number of days shall refer to calendar days unless Business Days are otherwise specified.

1.03 The meanings set forth for defined terms herein or in any Transaction Document shall be equally applicable to both the singular and plural forms of the terms defined and the masculine, feminine or neuter gender shall include all genders.

2.   PURCHASE AND SALE TRANSACTION

2.01 Subject to the terms and conditions of this Agreement, on the Closing Date:

     (a) PROVO shall issue and deliver to GSTN, and GSTN shall purchase and acquire from PROVO, all of the Newly Issued Stock.

     (b) GSTN shall transfer to PROVO US$5,000,000, by wire transfer or other form of immediately available funds acceptable to PROVO.

     (c) SELLERS shall sell and deliver to GSTN, and GSTN shall purchase and acquire from SELLERS, all of the PROVO Stock.

     (d)  GSTN shall issue and deliver to SELLERS to SELLERS, or their designee, shares of GSTN Common Stock (the "Shares"), representing
          -----------
          18% of GSTN's voting equity securities on a fully diluted basis as of the effective time of the Closing, and representing 18% of GSTN's total equity securities on a fully diluted basis as of that time.

     (e)  MORRIS shall assign, convey and transfer to the Escrow Agent for the
          benefit of SELLERS, or their designee,            shares of GSTN
                                                 ----------
          Common Stock (the "Escrowed Shares"), representing 22% of GSTN's voting equity securities on a fully diluted basis as of the effective time of the Closing, and representing 22% of GSTN's total equity securities on a fully diluted basis as of that time. The Escrowed Shares shall be held and ultimately distributed by the Escrow Agent pursuant to the Escrow Agreement. It is the intention of the Parties that immediately following the Closing and subject to the Escrow Agreement, SELLERS or their designee control 40% of GSTN's total equity securities on a fully diluted basis as of the time of the Closing.

2.02 Starting on the Closing Date and continuing for a period of 99 years thereafter, GSTN shall pay each of the Royalty Payees the Royalties, subject to and in accordance with the provisions of Section 7.

2.03 The Parties acknowledge that all consideration to be received hereunder by SELLERS, including the Royalties, the Shares and the Escrowed Shares, shall be allocated among and payable to SELLERS as follows: 75% for ARRANGOIZ and 25% for REQUEJO (or their respective designees).

3.   FUNDING OF INITIAL BUSINESS PLAN

3.01 In order to implement the Initial Business Plan, starting on the Closing Date, GSTN covenants to make the Funding available to PROVO-US. The Funding shall be due and payable by GSTN from time to time in accordance with the Initial Business Plan.

4.   THE CLOSING

4.01 Subject to the terms and conditions of this Agreement, the closing of the transactions contemplated hereby (the "Closing") shall be held at the offices of Swidler Berlin Shereff Friedman, LLP, 3000 K Street NW, Suite 300 Washington,
DC 20007-5116, at 10:00 a.m., on the date which is three (3) Business Days from the date of satisfaction and/or waiver of all conditions listed in Section 5 hereof, and in any event no later than July 31, 2002 (the date on which the Closing occurs is hereinafter referred to as the "Closing Date").

5.   CONDITIONS TO CLOSING

5.01 The obligation of SELLERS and PROVO to consummate the transactions to be performed by them in connection with the Closing are subject to satisfaction of the following conditions:

     (a) The representations and warranties of GSTN, KIBOGA and MORRIS set forth in Sections 10.03, 10.04 and 10.05 shall be true and correct in all material respects when made and shall be deemed to have been made again at and as of the Closing Date, and GSTN, KIBOGA and MORRIS shall have performed and satisfied all obligations and conditions herein required to be performed or satisfied by each of them on or prior to the Closing.

     (b) By no later than July 31, 2002, PROVO, its counsel and its advisors shall have completed such financial, business, and legal "due diligence" investigations of the properties, assets, financial condition, operating results, business, business prospects and business relationships of GSTN and KIBOGA as they in their discretion shall deem appropriate, and the results of such investigations shall be satisfactory to PROVO in its sole discretion.

     (c) No action, suit or proceeding shall be pending or threatened before any court or quasi-judicial or administrative agency of any federal, state, local or foreign jurisdiction which has a likelihood of resulting in an unfavorable injunction, judgment, order, decree, ruling or charge that would (i) prevent consummation of any of the material transactions contemplated by this Agreement, or (ii) cause any of the material transactions contemplated by this Agreement to be rescinded following consummation.

     (d) None of GSTN and KIBOGA shall have experienced any material adverse change to their respective assets, properties, Liabilities, business, operations, financial conditions or prospects from the date hereof and until the Closing.

     (e) Subject to the terms and conditions of the Merger Agreement, KIBOGA shall be merged with and into GSTN, in accordance with Delaware Law, the separate corporate existence of KIBOGA shall cease and GSTN shall continue as the surviving corporation.

     (f) GSTN shall have available funds equal to at least US$5,000,000 in cash to consummate the transactions hereunder, and SELLERS shall have received a certificate signed by an executive officer of GSTN, dated as of the Closing Date, to such effect.

     (g) Each of the existing directors of GSTN shall have resigned or be removed from office without cause and SELLERS shall be entitled to appoint two (2) Board members, MORRIS shall be entitled to appoint two
          (2) Board members and the remaining Board member shall be an independent.

     (h) Each of the existing officers of GSTN shall have resigned or be removed from office without cause and ARRANGOIZ and MORRIS shall have been appointed as Co-Presidents of GSTN.

     (i) GSTN shall have taken all necessary actions to maintain its stock traded on the OTC Bulletin Board at the effective time of the Closing. These actions shall include, without limitation, filing with the SEC all pending financial forms, including, all Form 10-K and Forms !0-Q required to be filed by GSTN up to the Closing.

     (j)  GSTN  shall  have  completed  all  regulatory   filings  necessary  or
          convenient for it to consummate the transactions contemplated hereby, including the SEC Filings.

     (k) GSTN, KIBOGA and MORRIS shall have executed and delivered all of the Transaction Documents to which they are Parties.

     Each of SELLERS and PROVO may waive any condition specified in this Section 5.01, provided that SELLERS and PROVO execute a written waiver thereof, specifically referenced as such therein, at or prior to the Closing.

5.02 The obligation of GSTN to consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction of the following conditions:

     (a) The representations and warranties of KIBOGA, MORRIS PROVO and SELLERS set forth in Sections 10.01, 10.02, 10.03 and 10.04 shall be true and correct in all material respects when made and shall be deemed to have been made again at and as of the Closing Date, and KIBOGA, MORRIS, PROVO and SELLERS shall have performed and satisfied all obligations and conditions herein required to be performed or satisfied by each of them on or prior to the Closing.

     (b) No action, suit or proceeding shall be pending or threatened before any court or quasi-judicial or administrative agency of any federal, state, local or foreign jurisdiction which has a likelihood of resulting in an unfavorable injunction, judgment, order, decree, ruling or charge that would (i) prevent consummation of any of the material transactions contemplated by this Agreement, or (ii) cause any of the material transactions contemplated by this Agreement to be rescinded following consummation.

     (c) PROVO and the Subsidiaries shall not have experienced any material adverse change to their assets, properties. Liabilities, business, operations, financial conditions or prospects from the date hereof and until the Closing.

     (d)  PROVO-US shall have been incorporated by PROVO.

     (e) PROVO, KIBOGA, MORRIS, and SELLERS shall have executed and delivered all of the Transaction Documents to which they are Parties.

     GSTN may waive any condition specified in this Section 5.02, provided that GSTN executes a written waiver thereof, specifically referenced as such therein, at or prior to the Closing.

5.03 The obligation of KIBOGA and MORRIS to consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction of the following conditions:

     (a) The representations and warranties of PROVO, SELLERS and GSTN set forth in Sections 10.01, 10.02 and 10.05 below, shall be true and correct in all material respects when made and shall be deemed to have been made again at and as of the Closing Date, and GSTN, SELLERS and PROVO shall have performed and satisfied all obligations and conditions herein required to be performed or satisfied by each of them on or prior to the Closing.

     (b) No action, suit or proceeding shall be pending or threatened before any court or quasi-judicial or administrative agency of any federal, state, local or foreign jurisdiction which has a likelihood of resulting in an unfavorable injunction, judgment, order, decree, ruling or charge that would (i) prevent consummation of any of the material transactions contemplated by this Agreement, or (ii) cause any of the material transactions contemplated by this Agreement to be rescinded following consummation

     (c)  PROVO-US shall have been incorporated by PROVO.

     (d) PROVO, SELLERS and GSTN shall have executed and delivered all of the Transaction Documents to which they are Parties

     KIBOGA may waive any condition specified in this Section 5.03, provided that KIBOGA and MORRIS execute a written waiver thereof, specifically referenced as such therein, at or prior to the Closing.

6.   REGULATORY FILINGS

6.01 GSTN shall promptly prepare and file with the SEC all documents required pursuant to the Exchange Act, as amended, in connection with the execution, delivery and performance of this Agreement and the other Transaction Documents, including without limitation an information statement meeting the requirements of Section 14(f) of the Exchange Act and the rules and regulations of the SEC thereunder (the "SEC Filings").

6.02 Each of SELLERS, PROVO, KIBOGA and MORRIS agrees to provide such information and assistance to GSTN as may be reasonably necessary to prepare and file the SEC Filings.

6.03 In addition to the SEC Filings, the Parties will cooperate with each other in order to make, as soon as appropriate, all governmental and regulatory filings necessary in connection with the execution, delivery and performance of this Agreement and the other Transaction Documents and the transactions contemplated hereby and thereby.

7.   ROYALTIES

7.01 For a period of ninety-nine (99) years after the Closing, GSTN shall pay to the Royalty Payees the following royalties (the "Royalties"):

     (a) A royalty equal to 20% of the Profits generated by PROVO (the "PROVO Business Royalty").

     (b) A royalty equal to 2% of the net sales of products and services of the KIBOGA Business, including, without limitation, software licenses (the "KIBOGA Business Royalty").

     (c) A royalty equal to 4% of the EBITDA generated by GSTN from the New Business (the "New Business Royalty").

The Royalties shall be payable in accordance with the provisions of this Section 7.

7.02 GSTN shall pay the Royalties to the Royalty Payees annually in four quarterly installments, the first three of which each shall be due no later than ten (10) Business Days after the end of each of the first three fiscal quarters of GSTN, and the fourth of which shall be due no later than thirty (30) days after the end of the fiscal year of GSTN (each a "Royalty Payment Date"). GSTN shall pay the Royalties in Dollars, by wire transfer or other form of immediately available funds to the account or accounts from time to time specified in a written notice provided by the respective Royalty Payees to GSTN.

7.03 The amount of the Royalties payable on any Royalty Payment Date shall equal the lesser of: (i) with respect to the PROVO Business Royalty: (a) 20% of the Profits generated by PROVO during the preceding calendar quarter or (b) 20% of the Profits generated by PROVO for the year to date as of the end of the preceding calendar quarter, as determined in good faith by GSTN and PROVO; (ii) with respect to the KIBOGA Business Royalty: (a) 2% of the net sales of GSTN of products and services of the KIBOGA Business during the preceding calendar quarter or (b) 2% of the net sales of GSTN of products or services of the KIBOGA Business for the year to date as of the end of the preceding calendar quarter, as determined in good faith by GSTN; and (iii) with respect to the New Business Royalty: (a) 4% of the EBITDA generated by GSTN from the New Business during the preceding calendar quarter or (b) 4% of the EBITDA generated by GSTN from the New Business for the year to date as of the end of the preceding calendar quarter, as determined in good faith by GSTN.

7.04 Contemporaneous with the payment of each Royalty Payment for each of the first three quarters of each fiscal year, GSTN shall deliver to the Royalty Payees financial statements for such quarter and for the year to date, which shall be prepared in accordance with GAAP applied on a consistent basis (except for normal year-end adjustments), but which need not be audited. Contemporaneous with the payment of each Royalty Payment for the fourth quarter of each fiscal year, GSTN shall deliver to the Royalty Payees financial statements for such year, which shall be prepared in accordance with GAAP applied on a consistent basis, and which shall be audited by a firm of internationally recognized independent auditors reasonably acceptable to a majority in interest of the Royalty Payees.

7.05 The Royalty Payees shall not have the right to dispute the amount of any quarterly Royalty Payment except for the Royalty Payment relating to the fourth fiscal quarter. If the Royalty Payees desire to dispute such Royalty Payment, they shall send written notice to such effect to PROVO not later than ten (10) Business Days after the delivery by PROVO to the Royalty Payees of its audited financial statements for such year pursuant to Section 7.04. If PROVO and the Royalty Payees are unable to resolve such dispute within thirty (30) days of the delivery of such notice, then the matter shall be submitted to a firm of internationally recognized independent auditors selected by GSTN and reasonably acceptable to the Royalty Payees. The determination of such independent auditors shall be final and binding on all parties.

7.06 In the event that GSTN's annual audit (as the same may be amended pursuant to the dispute resolution procedure provided in Section 7.05) establishes that GSTN has paid Royalties that exceed the amount of Royalties that would otherwise correspond to the Royalty Payees for such year, the amount of any future Royalties otherwise payable by GSTN shall be reduced dollar-for-dollar by the amount of such excess. GSTN shall be entitled to retain subsequent Royalty payments to the Royalty Payees up and until such overpayment is amortized by GSTN. Conversely, if GSTN's annual audit (as the same may be amended pursuant to the dispute resolution procedure provided in Section 7.05) establishes that GSTN has paid Royalties that are less than the corresponding amount of each of the Royalties for such year, GSTN shall immediately pay the amount of such shortfall to the Royalty Payees.

7.07 GSTN agrees to keep accurate records of all sales, revenues and Profits generated by the each of the PROVO Business, the KIBOGA Business and the New Business. GSTN further agrees that all accounting records of GSTN and its subsidiaries shall be open for inspection by the Royalty Payees and their agents and representatives, during reasonable business hours, and upon delivery of written notice thereof with at least five (5) Business Days prior to the date of inspection, at the place where such records are customarily kept.

7.08 Each Royalty Payee shall have the right, exercisable by written notice to GSTN, to pledge, assign or otherwise transfer, in whole or in part, his respective ownership rights in GSTN and his respective rights to receive Royalties payments hereunder. In the event that a Royalty Payee shall die without having assigned his right to receive payments of Royalties hereunder, such right shall accrue to the beneficiaries of such Royalty Payee as determined by the applicable laws of descent and distribution.

7.09 The parties acknowledge that the Royalties payable to the Royalty Payees, shall be allocated among and be payable as follows: 50% for MORRIS and 50% for SELLERS (or their respective designees). Each of SELLERS and MORRIS, for so long as he is entitled to receive payment of Royalties hereunder, and each other person that from time to time may be entitled to receive payment of Royalties under this Section 7.09, is herein referred to as a "Royalty Payee."

7.10 PROVO hereby covenants and agrees to be jointly and severally bound by the obligations of GSTN under this Section 7, solely with respect to the PROVO Business Royalty.

7.11 After consummation of the Spin Off, GSTN-PROVO shall be responsible for paying the PROVO Royalty and the New Business Royalty to the Royalty Payees and shall assume all of the obligations of GSTN under this Section 7, with respect to the PROVO Business Royalty and the New Business Royalty.

8.   TRANSFER OF FUNDS TECHNOLOGY

8.01 SELLERS hereby represent that SELLERS, together with certain third parties, are currently engaged in actively developing a technology for the electronic transfer of funds though point of sale terminals (the "Transfer of Funds Technology"). SELLERS intend to seek intellectual property protection, including patent, trademark and copyright prosecution, for the Transfer of Funds Technology.

8.02 The Parties acknowledge that the Transfer of Funds Technology is, and shall remain at all times, the exclusive property of SELLERS, and that the Transfer of Funds Technology is specifically excluded from the PROVO Business and this Agreement.

8.03 Anything to the contrary in this Section 8 notwithstanding, SELLERS agree to use their reasonable commercial efforts to negotiate in good faith with GSTN for GSTN to obtain a license for the use of the Transfer of Funds Technology, on terms and conditions mutually satisfactory to SELLERS and GSTN.

9.   ANTI-DILUTION

9.01 GSTN acknowledges and agrees that in the event GSTN issues any shares of GSTN Common Stock (whether directly or indirectly, by conversion of other securities into GSTN Common Stock, by exercise of options or warrants or otherwise) to anyone other than the SELLERS (which issuance shall constitute a "Diluting Event"), then GSTN shall issue additional shares of GSTN Common Stock to SELLERS to avoid dilution of their respective ownership interests in GSTN. The foregoing anti-dilution protection shall apply only in respect of GSTN Common Stock directly or indirectly acquired pursuant to this Agreement.

9.02 Immediately upon the occurrence of a Diluting Event, GSTN shall issue to SELLERS such number of shares of GSTN Common Stock to guarantee that SELLERS collectively retain a

40% ownership of GSTN Common Stock on a fully diluted basis. Such issuance shall be made to the Royalty Payees pro rata in accordance with the amounts of their respective interests subject to the anti-dilution protection.

10.  REPRESENTATIONS AND WARRANTIES

10.01 PROVO represents and warrants to each of the other Parties that:

     (a) PROVO is a corporation duly organized and validly existing under the laws of the United Mexican States and has the corporate power to own its properties and to carry on its business as now conducted. No proceeding is pending or threatened involving PROVO.

     (b) The Board of Directors of PROVO has approved this Agreement and the other Transaction Documents and has authorized its Chairman, ARRANGOIZ, to execute this Agreement for and on behalf of PROVO.

     (c) The execution, delivery and performance of this Agreement and the other Transaction Documents to which PROVO is a Party, and the consummation of all transactions contemplated hereby or thereby will not conflict with, or result in any violation of, any provision of PROVO's corporate documents, including its Estatutos Sociales, or any law, statute, rule or regulation ("Laws") to which PROVO is subject. The Transaction Documents to which PROVO is a Party constitute valid and binding obligations of PROVO, enforceable in accordance with their respective terms, subject to Laws of general application relating to bankruptcy, insolvency and the relief of debtors and Laws governing specific performance, injunctive relief or other equitable remedies.

     (d) Each of PROVO and the Subsidiaries owns or has contractual rights in certain distribution agreements with telecommunications providers in Mexico, including TELEFONOS DE MEXICO, S.A., as well as having adequate contract rights in patents, copyrights, licenses, trade secrets, trademarks, formulas, design rights, and other intangible assets necessary to conduct the PROVO Business as it is expected to be conducted by GSTN. Schedule 10.01(d) describes all of PROVO's Intellectual Property.

     (e) Immediately prior to the Closing, the issued and authorized capital stock of PROVO consists of 192,000 shares of common stock, par value $50 Pesos, per share. There are no options, warrants, stock-based or stock-related awards, conversion privileges or other rights to acquire any shares of capital stock of or other ownership interest in PROVO. PROVO is not subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital stock. The shares representing the PROVO Stock are duly and validly issued, fully paid and nonassessable.

     (f) The Newly Issued Stock to be issued sold and delivered at the Closing will (i) be duly issued, fully paid, nonassessable and having the rights, privileges and immunities described in PROVO's Estatutos Sociales; (ii) be free and clear of any restrictions on transfer, taxes, Encumbrances, options, warrants, purchase rights, contracts, commitments, equities, claims and demands, other than Encumbrances imposed by or upon GSTN.

     (g) On or before the Closing, PROVO shall acquire all of the issued and outstanding equity securities of each of the Subsidiaries.

     (h) The issued and authorized capital stock of each of the Subsidiaries is described in Schedule 10.01(h). There are no options, warrants, stock-based or stock-related awards, conversion privileges or other rights to acquire any shares of capital stock of or other ownership interest in any of the Subsidiaries. None of the Subsidiaries is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital stock. The shares representing the capital stock of each of the Subsidiaries are duly and validly issued, fully paid and nonassessable.

     (i) PROVO has made available to the other Parties the audited financial statements (balance sheet, statement of operations and statement of changes in stockholders' equity) of PROVO at and for the calendar years ending December 31, 1999 and December 31, 2000, and the unaudited financial statements (balance sheet, statement of operations, and statement of changes in stockholders' equity) for the calendar year ended December 31, 2001 and for the three months ended March 31, 2002, (the "PROVO Financial Statements"). The PROVO Financial Statements are complete and correct in all material respects, are in accord with the financial, corporate and other books and records of PROVO (the "PROVO Books and Records"), and have been prepared in accordance with Mexican GAAP. The PROVO Financial Statements present fairly the financial condition, operating results and changes in stockholders' equity of PROVO as of the dates and for the periods indicated therein. Except as set forth in the PROVO Financial Statements or in Schedule 10.01(h), PROVO has no Liabilities or obligations, contingent or otherwise, and whether or not the subject of any other representation or warranty hereunder which would have a material adverse effect on PROVO, other than Liabilities incurred subsequent to March 31, 2002 in the ordinary course of business consistent (in amount and kind) with past practices (none of which is a Liability based on, arising out of, or resulting from any breach of agreement, breach of warranty, tort, infringement or violation of law or regulatory order). PROVO maintains and will continue to maintain a system of accounting established and administered in accordance with Mexican GAAP. The PROVO Books and Records are in all material respects true and complete, are maintained in accordance with good business practice and all applicable laws, and accurately present and reflect in all material respects all of the transactions that are or should be therein described. For purposes of this Section 10, the term "materially adverse effect" shall mean Liabilities of US$100,000 in the aggregate.

     (j) PROVO has made available to the other Parties the audited financial statements (balance sheet, statement of operations and statement of changes in stockholders' equity) of each of the Subsidiaries at and for the calendar years ending December

          31, 1999 and December 31, 2000, and the unaudited financial statements (balance sheet, statement of operations and statement of changes in stockholders' equity) of each of the Subsidiaries for the calendar year ended December 31, 2001 and for the three months ended March 31, 2002, (the "Subsidiaries Financial Statements"). The Subsidiaries Financial Statements are complete and correct in all material respects, are in accord with the financial, corporate and other books and records of the Subsidiaries (the "Subsidiaries Books and Records"), and have been prepared in accordance with Mexican GAAP. The Subsidiaries Financial Statements present fairly the financial condition, operating results and changes in stockholders' equity of each of the Subsidiaries as of the dates and for the periods indicated therein. Except as set forth in the Subsidiaries Financial Statements and in Schedule 10.01(j), none of the Subsidiaries has any Liabilities or obligations, contingent or otherwise, and whether or not the subject of any other representation or warranty hereunder, which would have a material adverse effect on any of the Subsidiaries, other than Liabilities incurred subsequent to March 31, 2002 in the ordinary course of business consistent (in amount and kind) with past practices (none of which is a Liability based on, arising out of, or resulting from any breach of agreement, breach of warranty, tort, infringement or violation of law or regulatory order). Each of the Subsidiaries maintains and will continue to maintain a system of accounting established and administered in accordance with Mexican GAAP. The Subsidiaries Books and Records are in all material respects true and complete, are maintained in accordance with good business practice and all applicable laws, and accurately present and reflect in all material respects all of the transactions that are or should be therein described.

     (k)  Since March 31, 2002, neither PROVO nor any of the Subsidiaries has:

          (i) issued any equity securities other than the Newly Issued Stock to be issued at the Closing;

          (ii) issued any bonds or other debt securities;

          (iii) except as disclosed in Schedules 10.01(h) and 10.01(j) borrowed any amount or incurred or become subject to any Liabilities, except current Liabilities incurred in the ordinary course of business and Liabilities under agreements entered into in the ordinary course of business;

          (iv) discharged any Encumbrance or paid or discharged any obligation or Liability, other than current Liabilities paid in the ordinary course of business;

          (v) except as disclosed in Schedule 10.01(l) mortgaged or pledged any of its assets or subjected them to any other Encumbrance;

          (vi) sold, assigned or transferred any of its assets, except in the ordinary course of business, or cancelled any debts or claims;

          (vii) suffered any extraordinary losses or waived any rights of material value, whether or not in the ordinary course of business;

          (viii) made capital expenditures or commitments therefor that aggregate in excess of $100,000;

          (ix) suffered any damage, destruction or casualty loss exceeding in the aggregate $100,000, whether or not covered by insurance; or

          (x) entered into any transaction other than in the ordinary course of business or entered into any other material transaction, whether or not in the ordinary course of business.

     (l) The assets and properties owned or leased by PROVO and each of the Subsidiaries constitute all of the assets used in or necessary to conduct the PROVO Business. PROVO and each of the Subsidiaries has good and marketable title to its owned properties and assets and, with respect to the property and assets leased by PROVO and each of the Subsidiaries, holds valid and subsisting leasehold interests therein, in each case subject to no Encumbrance, except for (i) tax, materialmen's or like liens for obligations not yet due or payable or being contested in good faith by appropriate proceedings, as set forth on Schedule 10.01(l), (ii) Encumbrances which do not individually or in the aggregate materially impair PROVO or the any of the Subsidiaries use of the property or asset which is subject to the Encumbrance or materially detract from the value thereof and which have arisen in the ordinary course of business and (iii) those listed on Schedule 10.01(l) (the "Permitted Encumbrances").

     (m) True and correct lists of the customers of PROVO and each of the Subsidiaries and an aging report of their related accounts receivable (the "Accounts Receivable") as of March 31, 2002 are attached hereto as Schedule 10.01(m). Neither PROVO nor any of the Subsidiaries makes any representations or warranties, express or implied, as to the Accounts Receivable and their ability to collect all or a portion of the Accounts Receivable.

     (n) Other than those described in Schedule l0.01(n), there are no actions, suits, proceedings, investigations, inquiries or audits ("Litigation") pending or threatened, or claims asserted (or, to the best of PROVO's knowledge, any basis therefor or threat thereof), to which PROVO or any of the Subsidiaries is a party or each of their respective property is subject or against any officer, director or employee of PROVO or any of the Subsidiaries in connection with such Person's relationship with or actions taken on behalf of PROVO or any of the Subsidiaries that, individually or in the aggregate, are reasonably likely to have a material adverse effect on PROVO or any of the Subsidiaries or which question the validity of this Agreement or any of the other Transaction Documents or any action taken or to be taken in connection herewith or therewith.

     (o) Other than the Subsidiaries and when incorporated, PROVO-US, PROVO has no subsidiaries and does not own, hold or control, directly or indirectly, any rights to acquire any shares of stock or any other debt or equity interest in any corporation, association or other entity.

     (p) As of the Closing Date, neither PROVO nor any of the Subsidiaries has any Liability (and, to the knowledge of PROVO or any of the Subsidiaries, there is no reasonable basis for any present or future action, suit, proceeding, claim or demand against PROVO or any of the Subsidiaries giving rise to any Liability), which in the aggregate could have a materially adverse effect, except for (i) those Liabilities described in Schedule 10.01(p); and (ii) current Liabilities incurred in the ordinary course of business.

     (q) There is no investment banker, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of PROVO or any Affiliate of PROVO who might be entitled to any fee or commission from KIBOGA, MORRIS, GSTN or any of its respective Affiliates upon consummation of the Contemplated Transactions.

10.02 Each of SELLERS represents and warrants to each of the other Parties that:

     (a) Each SELLER is a Mexican citizen, of legal age, and has the sufficient capacity to own his properties and to carry on his business as now conducted.

     (b) The execution, delivery and performance by SELLERS of this Agreement and the other Transaction Documents to which each of SELLERS is a Party, and the consummation of all transactions contemplated hereby or thereby will not conflict with, or result in any violation of any Laws to which each of SELLERS is subject. The Transaction Documents to which each of SELLERS is a Party constitute valid and binding obligations of each of SELLERS, enforceable in accordance with their respective terms, subject to Laws of general application relating to bankruptcy, insolvency and the relief of debtors and Laws governing specific performance, injunctive relief or other equitable remedies.

     (c) SELLERS hold of record and own beneficially the PROVO Stock, free and clear of any restrictions on transfer, taxes, Encumbrances, options, warrants, purchase rights, contracts, commitments, equities, claims and demands. Upon transfer to GSTN at Closing, the PROVO Stock will be free and clear of any Encumbrances. None of SELLERS is a party to any option, warrant, purchase right or other contract or commitment that could require any of SELLERS to sell or otherwise transfer the PROVO Stock other than pursuant to this Agreement. None of SELLERS is a party to any voting trust, proxy or other agreement or understanding with respect to the voting of the PROVO Stock.

     (d)  Investment Representations:

          (i) Each of SELLERS is acquiring the Shares and the Escrowed Shares for his own account, not as a nominee or agent, for investment and not with a view to, or for sale in connection with, any distribution thereof in violation of the Securities Act;

          (ii) None of SELLERS has any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant participations to any Person or to share or grant any rights with respect to the Shares and the Escrowed Shares; and

          (iii) Each of SELLERS is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated by the SEC, as presently in effect. Each of SELLERS has adequate net worth and means of providing for its current needs and contingencies and is able to sustain a complete loss of the investment in the Shares and the Escrowed Shares that it is obtaining at the Closing, and has no need for liquidity in such investment. Each of SELLERS has sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of an investment such as an investment in the Shares and the Escrowed Shares, and each of SELLERS has evaluated the merits and risks of the investment in the Shares and the Escrowed Shares. Each of SELLERS understands that the Shares and the Escrowed Shares have not been registered under the Securities Act or by reason of its issuance in a transaction exempt from the registration requirements of the Securities Act pursuant to the exemption provided in Sections 4(1) and 4(2) thereof, respectively, that the Shares and the Escrowed Shares have not been registered under applicable state securities laws by reason of such issuance in a transaction exempt from such registration requirements. Each of SELLERS further understands that the exemption from registration afforded by Rule 144 promulgated under the Securities Act is not presently available with respect to the Shares and the Escrowed Shares that it is obtaining at the Closing.

     (e) There is no investment banker, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of SELLERS who might be entitled to any fee or commission from PROVO, KIBOGA, MORRIS, GSTN or any of its respective Affiliates upon consummation of the Contemplated Transactions.

10.03 KIBOGA represents and warrants to the each of other Parties that:

     (a) KIBOGA is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas and has the corporate power to own its properties and to carry on its business as now conducted. No proceeding is pending or threatened involving KIBOGA.

     (b) The Board of Directors of KIBOGA has approved this Agreement and the other Transaction Documents and has authorized its President and CEO, Gary R. Morris, to execute this Agreement for and on behalf of KIBOGA.

     (c) The execution, delivery and performance of this Agreement and the other Transaction Documents to which KIBOGA is a Party, and the consummation of all transactions contemplated hereby or thereby will not conflict with, or result in any violation of, any provision of KIBOGA's corporate documents or Laws to which KIBOGA is subject. The Transaction Documents to which KIBOGA is a Party constitute valid and binding obligations of KIBOGA, enforceable in accordance with their respective terms, subject to Laws of general application relating to bankruptcy, insolvency and the relief of debtors and Laws governing specific performance, injunctive relief or other equitable remedies.

     (d) There is no Litigation pending or threatened, or claims asserted (or, to the best of KIBOGA's knowledge, any basis therefor or threat thereof), to which KIBOGA is a party or its property is subject or against any officer, director or employee of KIBOGA in connection with such person's relationship with or actions taken on behalf of KIBOGA or that, individually or in the aggregate, are reasonably likely to have a material adverse effect on KIBOGA or which question the validity of this Agreement or any of the other Transaction Documents or any action taken or to be taken in connection herewith or therewith.

     (e) The officers and advisors of KIBOGA have been given the opportunity to examine sufficient documents regarding the PROVO Business, to examine sufficient assets of the PROVO Business, and to ask questions of and receive answers from the representatives of PROVO concerning the PROVO Business in order to make a knowledgeable decision in connection with entering into this Agreement.

     (f) There is no investment banker, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of KIBOGA or any Affiliate of KIBOGA who might be entitled to any fee or commission from MORRIS, PROVO, SELLERS, GSTN or any of its respective Affiliates upon consummation of the Contemplated Transactions.

10.04 MORRIS represents and warrants to each of the other Parties that:

     (a) MORRIS is a U.S. citizen, of legal age, and has the sufficient capacity to own his properties and to carry on his business as now conducted.

     (b) The execution, delivery and performance by MORRIS of this Agreement and the other Transaction Documents to which MORRIS is a Party, and the consummation of all transactions contemplated hereby or thereby will not conflict with, or result in any violation of any Laws to which MORRIS is subject. The Transaction Documents to which MORRIS is a Party constitute valid and binding obligations of MORRIS, enforceable in accordance with their respective terms, subject to Laws of general application relating to bankruptcy, insolvency and the relief of debtors and Laws governing specific performance, injunctive relief or other equitable remedies.

     (c) MORRIS holds of record and owns beneficially the Escrowed Shares, free and clear of any restrictions on transfer, taxes, Encumbrances, options, warrants, purchase rights, contracts, commitments, equities, claims and demands. Upon transfer to the Escrow Agent at Closing, the Escrowed Shares will be free and clear of any Encumbrances. MORRIS is not a party to any option, warrant, purchase right or other contract or commitment that could require MORRIS to sell or otherwise transfer the Escrowed Shares other than pursuant to this Agreement. MORRIS is not a party to any voting trust, proxy or other agreement or understanding with respect to the voting of the Escrowed Shares.

     (d) MORIS and his advisors have been given the opportunity to examine sufficient documents regarding the PROVO Business, to examine sufficient assets of the PROVO Business, and to ask questions of and receive answers from the representatives of PROVO concerning the PROVO Business in order to make a knowledgeable decision in connection with entering into this Agreement.

     (e) There is no investment banker, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of MORRIS who might be entitled to any fee or commission from PROVO, KIBOGA, SELLERS or GSTN or any of its respective Affiliates upon consummation of the Contemplated Transactions.

10.05 GSTN represents and warrants to each of the other Parties that:

     (a) GSTN is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the corporate power to own its properties and to carry on its business. No proceeding is pending or threatened involving GSTN.

     (b)  The Board of Directors of GSTN approved this Agreement and the other
          Transaction Documents and has authorized its           ,             ,
                                                       ----------  ------------
          to execute this Agreement for and in behalf of GSTN.

     (c) The execution, delivery and performance of this Agreement and the execution, delivery and performance of this Agreement and the other Transaction Documents to which GSTN is a Party, and the consummation of all transactions contemplated hereby or thereby will not conflict with, or result in any violation of, any provision of GSTN's corporate documents or Laws to which GSTN is subject. The Transaction Documents to which GSTN is a Party constitute valid and binding obligations of GSTN, enforceable in accordance with their respective terms, subject to Laws of general application relating to bankruptcy, insolvency and the relief of debtors and Laws governing specific performance, injunctive relief or other equitable remedies.

     (d) GSTN is a public company based in San Diego, California, whose stock was being traded on NASDAQ (GSTN:NASDAQ:SC) up to and until May 16, 2001, and is currently being traded as a NASDAQ bulletin board security(GSTN.OB).

     (e)  The authorized capital stock of GSTN consists of            shares of
                                                           ----------
          GSTN Common Stock and           shares of preferred stock, of which
                                ---------
                      shares of GSTN Common Stock and             shares of
          -----------                                 -----------
          preferred stock are issued and outstanding. Except as set forth on
          Schedule 10.05(e), there are no options, warrants, stock-based or stock-related awards, conversion privileges or other rights to acquire any shares of capital stock of or other ownership interest in GSTN. Except as set forth on Schedule 10.05(e) and in the Original Lease Agreement, GSTN is not subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital stock. The shares of the capital stock of GSTN, including the Shares and the Escrowed Shares, are duly and validly issued, fully paid and nonassessable, and such shares have been issued in compliance with the Securities Act and any relevant state securities laws or in compliance with applicable exemptions therefrom, the registration and qualification requirements of all applicable securities laws of states of the United States and all other provisions of any applicable securities laws.

     (f) As of the effective time of the Closing, the Shares and the Escrowed Shares represent in the aggregate: (i) 40% of GSTN's voting equity securities on a fully diluted basis and (ii) 40% of all of GSTN's equity securities on a fully diluted basis.

     (g) After the date hereof when any shares of the GSTN Common Stock are issued because of existing options, warrants, calls, preemptive rights, or other commitments of GSTN, GSTN will comply with the anti-dilution provisions of Section 9.

     (h) Other than Greystone Technology Inc., a California corporation, GSTN has no subsidiaries and does not own, hold or control, directly or indirectly, any rights to acquire any shares of stock or any other debt or equity interest in any corporation, association or other entity.

     (i) GSTN has (and at the Closing will have) available to it cash, marketable securities or other investments to enable it to consummate the Contemplated Transactions on the terms and conditions set forth in the Transaction Documents, including, without limitation, transferring US$5,000,000 to PROVO.

     (j) GSTN has made available to the other Parties the audited financial statements (balance sheet, statement of operations, statement of changes in stockholders' equity and statement of cash flows) of GSTN at and for the calendar years ending December 31, 1999 and December 31, 2000 and December 31, 2001, and unaudited financial statements for the three months ended March 31, 2002, (the "GSTN Financial Statements"). The GSTN Financial Statements are complete and correct in all material respects, are in accord with the financial, corporate and other books and records of GSTN (the "GSTN Books and Records"), and have been prepared in accordance with GAAP consistently applied. The GSTN Financial Statements present fairly the financial condition, operating results, changes in stockholders' equity and cash flows of GSTN as of the dates and for the periods indicated therein. Except as set forth in the GSTN Financial Statements, GSTN has no Liabilities or obligations, contingent or otherwise, and whether or not the subject of any other representation or warranty hereunder which would have a material adverse effect on GSTN, other than Liabilities incurred subsequent to March 31, 2002 in the ordinary course of business consistent (in amount and kind) with past practices (none of which is a Liability based on, arising out of or resulting from any breach of agreement, breach of warranty, tort, infringement or violation of law or regulatory order). GSTN maintains and will continue to maintain a system of accounting established and administered in accordance with GAAP. The GSTN Books and Records are in all material respects true and complete, are maintained in accordance with good business practice and all applicable laws, and accurately present and reflect in all material respects all of the transactions that are or should be therein described.

     (k)  Since March 31, 2002, GSTN has not:

          (i) issued any GSTN Common Stock or any other equity securities, other than the Shares to be issued at the Closing;

          (ii) issued any bonds or other debt securities;

          (iii) borrowed any amount or incurred or become subject to any Liabilities, except current Liabilities incurred in the ordinary course of business and Liabilities under agreements entered into in the ordinary course of business;

          (iv) discharged any Encumbrance or paid or discharged any obligation or Liability, other than current Liabilities paid in the ordinary course of business;

          (v) mortgaged or pledged any of its assets or subjected them to any other Encumbrance;

          (vi) sold, assigned or transferred any of its assets, except in the ordinary course of business, or cancelled any debts or claims;

          (vii) suffered any extraordinary losses or waived any rights of material value, whether or not in the ordinary course of business;

          (viii) made capital expenditures or commitments therefor that aggregate in excess of $100,000;

          (ix) suffered any damage, destruction or casualty loss exceeding in the aggregate $100,000, whether or not covered by insurance; or

          (x) entered into any transaction other than the Merger or in the ordinary course of business or entered into any other material transaction, whether or not in the ordinary course of business.

     (l) Except as disclosed on Schedule 10.05(1), there is no Litigation pending or threatened, or claims asserted (or, to the best of GSTN's knowledge, any basis therefor or threat thereof), to which GSTN is a party or its property is subject or against any officer, director or employee of GSTN in connection with such person's relationship with or actions taken on behalf of GSTN or that, individually or in the aggregate, are reasonably likely to have a material adverse effect on GSTN or which question the validity of this Agreement or any of the other Transaction Documents or any action taken or to be taken in connection herewith or therewith.

     (m) Except as set forth in the Voting Proxy, GSTN has no agreement, obligation or commitment with respect to the election of any individual or individuals to the Board, and to the best of GSTN's knowledge, there is no voting agreement or other arrangement among its stockholders with respect to the election of any individual or individuals to the Board.

     (n) GSTN will use its reasonable best efforts to insure that the stock will be listed on NASDAQ or on its electronic bulletin board.

     (o)  Investment Representations:

          (i) GSTN is acquiring the PROVO Stock and the Newly Issued Stock for its own account, not as a nominee or agent, for investment and not with a view to, or for sale in connection with, any distribution thereof in violation of the Securities Act;

          (ii) GSTN does not have any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant participations to any Person or to share or grant any rights with respect to the PROVO Stock and the Newly Issued Stock; and

          (iii) GSTN is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated by the SEC, as presently in effect. GSTN has adequate net worth and means of providing for its current needs and contingencies and is able to sustain a complete loss of the investment in the PROVO Stock and the Newly Issued Stock that it is obtaining at the Closing, and has no need for liquidity in such investment. GSTN, itself or through its officers, employees or agents, has sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of an investment such as an investment in the PROVO Stock and the Newly Issued Stock, and GSTN, either alone or through its officers, employees or agents, has evaluated the merits and risks of the investment in the PROVO Stock and the Newly Issued Stock. GSTN understands that the PROVO Stock and the Newly Issued Stock have not been registered under the Securities Act, or under Mexican securities regulation, or by reason of its issuance in a transaction exempt from the registration requirements of the Securities Act pursuant to the exemption provided in Sections 4(l) and 4(2) thereof, respectively, that the PROVO Stock and the Newly Issued Stock have not been registered under applicable state securities laws by reason of such issuance in a transaction exempt from such registration requirements. GSTN further understands that the exemption from registration afforded by Rule 144 promulgated under the Securities Act is not presently available with respect to the PROVO Stock and the Newly Issued Stock that it is purchasing at the Closing.

     (p) Its officers and advisors have been given the opportunity to examine sufficient documents regarding the PROVO Business, to examine sufficient assets of the PROVO Business, and to ask questions of and receive answers from the representatives of PROVO concerning the PROVO Business in order to make a knowledgeable decision in connection with entering into this Agreement.

     (q) There is no investment banker, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of GSTN or any Affiliate of GSTN who might be entitled to any fee or commission from PROVO, SELLERS, KIBOGA, MORRIS or any of its respective Affiliates upon consummation of the Contemplated Transactions.

11. COVENANTS OF PROVO AND SELLERS

11.01 In addition to any other covenants of PROVO and SELLERS stated under this Agreement, each of PROVO and SELLERS further covenants and agrees as follows:

     (a) Prior to the Closing Date, PROVO shall acquire from its Affiliates all of the issued and outstanding equity securities of each of the Subsidiaries.

     (b) PROVO shall use the proceeds of the purchase of the Newly Issued Stock to pay current Liabilities of the PROVO Business and for general working capital of the PROVO Business, including, without limitation, to purchase cash prepaid telephone calling cards in Mexico.

     (c) Prior to the Closing Date, PROVO will use its commercially reasonable efforts to keep the PROVO Business intact, including its present operations, physical facilities, working conditions and relationships with lessors, licensors, suppliers, distributors and customers.

     (d) PROVO and each of SELLERS will give prompt written notice to the other Parties of any material adverse developments causing a breach of any of its own representations and warranties in Section 10.

     (e) From the date hereof to the Closing Date, PROVO will permit representatives of GSTN, KIBOGA and MORRIS to have full access at all reasonable times, and in a manner so as not to interfere with the normal business operations of PROVO and its Affiliates, to all premises, properties, appropriate personnel, books, records (including tax records), contracts and documents of or pertaining to the PROVO Business, as well make available its directors, officers, employees, accountants, attorneys and other agents and representatives.

     (f) From the date hereof to the Closing Date, and except as may be approved in advance by the other Parties, PROVO shall refrain from:
          (i) issuing any shares of capital stock or other securities, other tan pursuant to the exercise of existing stock options or warrants; (ii) granting any stock options, warrants or other rights to acquire capital stock or other securities, other than pursuant to existing employee stock option plans and consistent with past practice; (iii) entering into, amending or voluntarily terminating any employment agreement with any new or existing employee; (iv) granting any increase in the compensation, bonuses, benefits or other remuneration payable to any employee or consultant; (v) entering into, amending or voluntarily terminating any license, royalty or distribution agreement; and (vi) entering into, amending or voluntarily terminating any lease or rental agreement.

     (g) From the date hereof to the Closing Date, and except as may be approved in advance by the other Parties, SELLERS shall refrain from:
          (i) selling or transferring the PROVO Stock; (ii) creating any Encumbrances over the PROVO Stock; and (iii) taking any action that may impair the PROVO Stock.

     (h) From an after the Closing Date, PROVO shall pay the PROVO Business Royalty to the Royalty Payees in accordance with Section 7 hereof.

     (i) From the Closing Date forward, PROVO will provide the Royalty Payees with monthly, quarterly and year-end reports of the operations of the PROVO Business.

     (j) From and after the Closing Date, GSTN shall make available the Funding to PROVO-US from time to time, in accordance with the Initial Business Plan.

12. COVENANTS OF GSTN

12.01 In addition to any other covenants of GSTN stated under this Agreement, GSTN further covenants and agrees as follows:

     (a) GSTN shall use its best efforts to promptly make the Securities Filings as soon as reasonably practicable in order for the Closing to occur expeditiously.

     (b) GSTN shall obtain all necessary consents and approvals, including the consent of its stockholders, if necessary, in order to authorize the transactions contemplated herein and in the other Transaction Documents.

     (c) Prior to the Closing, GSTN shall have available funds equal to at least US$5,000,000 in cash to consummate the Contemplated Transactions.

     (d) Prior to the Closing, GSTN shall use its best efforts to consummate the Merger.

     (e) Prior to the Closing and unless otherwise permitted by the Merger Agreement, GSTN will use its commercially reasonable efforts to keep the GSTN Business intact, including its present operations, physical facilities, working conditions and relationships with lessors, licensors, suppliers, distributors and customers.

     (f) Prior to the Closing, GSTN shall take all necessary actions to maintain its stock traded on the OTC Bulletin Board at the effective time of the Closing.

     (g) GSTN will give prompt written notice to the other Parties of any material adverse developments causing a breach of any of its own representations and warranties in Section 10.

     (h) From the date hereof to the Closing Date, GSTN will permit representatives of PROVO to have full access at all reasonable times, and in a manner so as not to interfere with the normal business operations of GSTN and their Affiliates, to all premises, properties, appropriate personnel, books, records (including tax records), contracts and documents of or pertaining to the GSTN Business, as well make available its directors, officers, employees, accountants, attorneys and other agents and representatives for purposes of PROVO's due diligence investigation of the assets, properties, Liabilities, business, operations, financial conditions and prospects of GSTN.

     (i) From the date hereof to the Closing Date, and except as may be permitted by the Merger Agreement or approved in advance by the other Parties, GSTN shall refrain from: (i) issuing any shares of capital stock or other securities, other tan pursuant to the exercise of existing stock options or warrants; (ii) granting any stock options, warrants or other rights to acquire capital stock or other securities, other than pursuant to existing employee stock option plans and consistent with past practice; (iii) entering into, amending or voluntarily terminating any employment agreement with any new or existing employee; (iv) granting any increase in the compensation, bonuses, benefits or other remuneration payable to any employee or consultant; (v) entering into, amending or voluntarily terminating any license, royalty or distribution agreement; and (vi) entering into, amending or voluntarily terminating any lease or rental agreement.

     (j) After the Closing Date, GSTN shall use its reasonable commercial efforts to secure additional financing for up to US$25,000,000, in order to fund the operations of the PROVO Business, the KIBOGA Business and the New Business (the "Additional Financing").

     (k) From and after the Closing Date, GSTN shall make available the Funding to PROVO-US from time to time, in accordance with the Initial Business Plan.

     (l) From the Closing Date forward, GSTN shall maintain separate accounting for the PROVO Business, the KIBOGA Business and the New Business.

     (m) After the Closing Date, use its best efforts to take all actions necessary to consummate the Spin Off as soon as practicable.

     (n) From an after the Closing Date, GSTN shall pay the Royalties to the Royalty Payees in accordance with Section 7 hereof.

     (o) From the Closing Date forward, GSTN will provide the Royalty Payees with monthly, quarterly and year-end reports of the operations of GSTN.

     (p) In addition to any other covenants of GSTN under the Registration Rights Agreement, GSTN shall use its best efforts to file with the SEC a registration statement covering the Shares (the "Supplemental Registration"). GSTN shall use its best efforts to complete the Supplemental Registration no later than 180 days after the Closing Date. The Supplemental Registration will not be deemed to have been effected unless the registration statement relating thereto has been declared effective by the SEC and GSTN has complied in all material respects with its obligations under this Agreement and any underwriting or other distribution agreement relating to such distribution, and in the case of an underwritten offering, all the Shares offered have been purchased by the underwriters. GSTN shall be responsible for, and shall reimburse SELLERS for any costs or expenses associated with the Supplemental Registration.

13.  COVENANTS OF KIBOGA AND MORRIS

13.01 In addition to any other covenants of KIBOGA or MORRIS stated under this Agreement, each of KIBOGA and MORRIS further covenants and agrees as follows:

     (a) KIBOGA shall obtain all necessary consents and approvals, including the consent of its stockholders, if necessary, in order to authorize the transactions contemplated herein and in the other Transaction Documents.

     (b) Prior to the Closing, KIBOGA shall use its best efforts to consummate the Merger.

     (c) Prior to the Closing and unless otherwise permitted by the Merger Agreement, KIBOGA will use its commercially reasonable efforts to keep the KIBOGA Business intact, including its respective present operations, physical facilities, working conditions and relationships with lessors, licensors, suppliers, distributors and customers.

     (d) KIBOGA will give prompt written notice to the other Parties of any material adverse developments causing a breach of any of its own representations and warranties in Section 10.

     (e) From the date hereof to the Closing Date, KIBOGA will permit representatives of PROVO to have full access at all reasonable times, and in a manner so as not to interfere with the normal business operations of KIBOGA and its Affiliates, to all premises, properties, appropriate personnel, books, records (including tax records), contracts and documents of or pertaining to the KIBOGA Business, as well make available its directors, officers, employees, accountants, attorneys and other agents and representatives for purposes of PROVO's due diligence investigation of the assets, properties, Liabilities, business, operations, financial conditions and prospects of KIBOGA.

     (f) MORRIS shall use his reasonable commercial efforts to assist GSTN in obtaining the Additional Funding.

     (g) From and after the Closing Date, in the event MORRIS receives any additional shares of GSTN Common Stock for any reason, including without limitation by conversion of other securities into GSTN Common Stock, by exercise of options or warrants, or otherwise, MORRIS shall immediately grant to SELLERS an irrevocable proxy to vote such additional shares of GSTN Common Stock as is necessary for SELLERS' not to loose the voting rights received hereunder.

14.  SPIN OFF

14.01 It is the intention of the Parties that, as soon as practicable after the Closing Date, GSTN separates all of its business activities into two different public companies (the "Spin Off"). In order to consummate the Spin Off, the parties shall enter into a series of agreements whereby: (1) GSTN shall retain the GSTN Business and the KIBOGA Business and all assets and liabilities associated therewith; (ii) GSTN shall transfer all of the assets and liabilities of the PROVO Business and the New Business, including the PROVO-US Business into a newly formed subsidiary of GSTN, which then shall be merged into a publicly traded shell corporation (hereinafter "GSTN-PROVO"); (iii) the then current shareholders of GSTN shall receive one share of GSTN-PROVO having the same rights and privileges for each share of GSTN held by such shareholder, on a one-to-one basis (the "GSTN-PROVO Shares"); (iv) GSTN-PROVO shall continue paying the PROVO Royalty and the New Business Royalty to the Royalty Payees; (v) all of the newly issued GSTN-PROVO Shares corresponding to the Escrowed Shares, shall be delivered to the Escrow Agent; (vi) GSTN-PROVO shall grant anti-dilution protection to the SELLERS in terms similar to those granted under
Section 9 hereof; (vii) SELLERS shall be entitled to appoint the majority of the officers and directors of GSTN-PROVO; (viii) ARRANGOIZ shall be appointed as Chairman and Chief Executive Officer of GSTN-PROVO; (ix) MORRIS shall be entitled to appoint the majority of the officers and directors of GSTN; and (x) the Escrow Agreement shall terminate forthwith in accordance with its terms.

14.02 The parties covenant and agree to use their best efforts to consummate the Spin Off as soon as practicable after the Closing, but in no event after 180 days of the Closing Date. It is the parties' intention to consummate the Spin Off in the most favorable tax manner, in order to minimize tax consequences for all parties.

14.03 After consummation of the Spin Off, the Escrow Agent shall distribute the Escrowed Shares as follows: (i) SELLERS shall receive all of the GSTN-PROVO Shares held by the Escrow Agent; and (ii) MORRIS shall receive all of the shares of GSTN Common Stock held by the Escrow Agent. In addition, concurrently with the Spin Off, SELLERS and MORRIS agree to grant each other voting proxies so that SELLERS may vote all of the GSTN-PROVO Shares held by MORRIS and MORRIS may vote all of the shares of GSTN Common Stock held by SELLERS.

14.04 If the Spin Off is not consummated within 180 days after the Closing Date, the Escrow Agreement shall terminate unless mutually agreed by MORRIS and SELLERS. Upon termination of the Escrow Agreement in accordance with this paragraph, the Escrow Agent shall distribute the Escrowed Shares as follows: (1) SELLERS shall receive 50% of the Escrowed Shares and (ii) MORRIS shall receive 50% of the Escrowed Shares.

15.  INDEMNIFICATION

15.01 Subject to the provisions of this Section 15, each Party (each an "Indemnifying Party") shall indemnify and save harmless each of the other Parties and their respective officers, directors, employees, agents and successors and assigns, and each person who controls each of the Parties within the meaning of the Securities Act or the Exchange Act, from and against any and all Liabilities, losses, damages, claims (whether or not meritorious), judgments, fines, settlements and other costs and expenses (including reasonable attorneys' fees and expenses) based upon, arising out of or resulting from any breach of any representation or warranty, or any breach of or failure to perform any covenant or agreement, by such Indemnifying Party set forth in this Agreement or any of the other Transaction Documents or any Litigation brought by any third party arising out of the transactions contemplated hereby and thereby.

15.02 In addition to any other indemnification obligations under Section 15.01, GSTN and MORRIS shall jointly and severally indemnify and save harmless each of SELLERS and PROVO and their respective officers, directors, employees, agents and successors and assigns, from and against any and all Liabilities, losses, damages, claims (whether or not meritorious), judgments, fines, settlements and other costs and expenses (including reasonable attorneys' fees and expenses) based upon, arising out of or resulting from any Liabilities or Litigation brought by any third party in connection with GSTN Business or the KIBOGA Business, which occurred, arised or originated prior to the Closing Date. The indemnification obligations assumed under this Section 15.02, shall survive indefinitely.

15.03 The Party seeking indemnification under this Section 15 (the "Indemnified Party") shall, promptly after the receipt of notice of the commencement of any Litigation against such Indemnified Party in respect of which indemnity may be sought under this Section 15, notify the Indemnifying Party in writing of the commencement thereof (the "Indemnification Notice"). The failure of any Indemnified Party to give the Indemnifying Party an Indemnification Notice shall not relieve the Indemnifying Party from any Liability which it may have to such Indemnified Party under this Section 15 except to the extent that such Indemnifying Party shall have been prejudiced thereby. In case any such Litigation shall be brought against any Indemnified Party, the Indemnifying Party shall be entitled to participate therein and, to the extent that it may wish, to assume the defense thereof, with counsel reasonably satisfactory to such Indemnified Party by giving written notice of the Indemnifying Party's election to assume the defense within thirty (30) days after its receipt of the Indemnification Notice, and after timely written notice from the Indemnifying Party to such Indemnified Party of its election so to assume the defense thereof, such Indemnifying Party will not be liable to such Indemnified Party under this Section 15 for any legal expense subsequently incurred by such Indemnified Party in connection with the defense thereof nor for any settlement thereof entered into by the Indemnified Party without the consent of the corresponding Indemnifying Party; provided that (i) if an Indemnifying Party shall elect not to assume (or shall fail within the time period set forth above to elect to assume) the defense of such Litigation, or shall subsequently fail to diligently maintain the defense thereof, or (ii) if the Indemnified Party reasonably determines (x) that there may be a conflict between the positions of Indemnifying and of the Indemnified Party in defending such Litigation or (y) that there may be legal defenses available to such Indemnified Party different from or in addition to those available to such Indemnifying Party, then separate counsel for the Indemnified Party shall be entitled to participate in and conduct the defense, in the case of clauses (i) and (ii)(x), or such different defenses, in the case of clause (ii)(y), and such Indemnifying Party shall be liable for any reasonable legal expenses incurred by the Indemnified Party in connection therewith, and, in the case of clause (i), for any settlement of such Litigation entered into by the Indemnified Party. The corresponding Indemnifying Party shall not enter into any settlement of any such Litigation without the consent of the Indemnified Party, which consent shall not be unreasonably withheld or delayed.

15.04 OTHER THAN THE REPRESENTATIONS AND WARRANTIES MADE BY PROVO AND SELLERS IN
SECTION 10 HEREOF, EACH OF PROVO AND SELLERS DISCLAIMS ANY OTHER WARRANTIES, EXPRESS OR IMPLIED, WRITTEN OR ORAL, RELATED TO THE PROVO BUSINESS, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE.

15.05 An Indemnifying Party shall not be obligated to indemnify an Indemnified Party under this Section 15 unless and until all losses with respect to which the Indemnifying Party has indemnification obligations hereunder exceed $100,000 in the aggregate, following which the Indemnifying Party shall be obligated to indemnify or hold harmless the Indemnified Party for all such losses in excess of such amount. In no event shall the indemnification obligations of SELLERS or PROVO hereunder exceed $500,000 in the aggregate. The limitations set forth in this Section 15.05, shall not apply to GSTN and MORRIS' special indemnification obligations under Section 15.02.

15.06 The representations and warranties of PROVO and SELLERS contained in this Agreement shall survive until the date that is two years after the Closing Date. The obligation of an Indemnifying Party to hold harmless an Indemnified Party shall be extended automatically to include any time necessary to resolve a claim for indemnification that was made in accordance with the terms hereof before the expiration of the survival period, but not resolved prior to its expiration and any such extension shall apply onto as to the specific claims asserted and not resolved within the survival period. The liability associated with any such item shall continue until such claim shall have been finally settled, decided or adjudicated.

16.  DEFAULT

16.01 The following are "Events of Default" under this Agreement:

     (a) A Party shall fail to pay in full, as and when due and payable, any amount due hereunder, including payment of Royalties to the Royalty Payees, which failure is not cured within fifteen (15) days.

     (b) A Party shall fail duly to observe any other covenant, condition or agreement of this Agreement, which failure shall continue for thirty
          (30) days after written notice thereof is received from any of the other Parties.

     (c) Any warranty or representation made in this Agreement shall be breached by a Party or shall prove to be false or misleading in any material respect at any time prior or following the Closing.

     (d) If a Party is or becomes the subject of a bankruptcy, reorganization, rearrangement, or insolvency proceeding (voluntarily or involuntarily) under applicable bankruptcy, insolvency, creditor's rights or similar laws in effect in the jurisdiction of the Party's organization or any other jurisdiction in which a Party may seek or be subject to any such protection or proceedings.

     (e) If a Party shall seek, consent to or acquiesce in the appointment of any trustee, receiver or liquidator of, or if a trustee, receiver or liquidator is otherwise appointed for it, or all or any material part of its assets.

     (f) If a Party shall make any general assignment for the benefit of creditors.

     (g) In any proceeding a Party shall be alleged to be insolvent or unable generally to pay its debts as they become due.

     (h) A Party commences any one or more of the processes of dissolution, termination or liquidation.

Notwithstanding the above provisions, any cure periods provided for in this Section shall not apply with respect to any Event of Default of the same type or nature which is repeated more than twice in any twelve month period.

16.02 The remedies identified in this Agreement shall be cumulative and not exclusive and the Parties shall be entitled to all other remedies available under law or at equity.

16.03 The Parties shall be entitled to enforce their rights under this Agreement specifically and to recover damages by reason of any Event of Default or any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The Parties hereto agree not to oppose any final judgments of specific performance. The Parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any Party in its sole discretion may apply to any court of law or equity of competent jurisdiction for specific performance or injunctive relief (without posting a bond or other security) in order to enforce or prevent any violation of the provisions of this Agreement.

17.  FURTHER ASSURANCES

17.01 The Parties agree that all transactions hereunder shall be done in the most efficient tax manner for PROVO and GSTN, in order to minimize taxes for both Parties in Mexico and in the United States. To that end, following the Closing and subject to the opinion of tax advisors in Mexico and the United States, each of PROVO, GSTN and their respective Affiliates, agree to use their best efforts to take, execute, acknowledge and deliver all such further acts, documents and assurances as are reasonably necessary, from time to time, in order to carry out more effectively the intent and purposes hereof and the other Transaction Documents.

18.  MISCELLANEOUS

18.01 This Agreement shall be binding upon and inure to the benefit of the Parties named in this Agreement and their respective successors and permitted assigns. No Party may assign either this Agreement or any of its rights, interests or obligations hereunder or under any other Transaction Documents without the prior written approval of each of the other Parties, except that each of the Royalty Payees shall be entitled to assign or transfer their right to receive Royalties hereunder to any third parties or to their respective beneficiaries or as part as an estate planning trust or mechanism, by giving prior written notice to GSTN.

18.02 Except as otherwise required by law, including, without limitation, GSTN's reporting obligations under the Exchange Act, no public disclosure of the terms of the Contemplated Transactions shall be made by either Party, and then only with the prior written consent of the other Parties, which will not be unreasonably withheld or delayed. Each Party shall furnish to the other Parties advance copies of any releases which it proposes to make concerning the transaction.

18.03 All information obtained by the Parties from each other will be treated as confidential and the parties agree not to disclose, disseminate, reveal, share, or release all or any portion of such information to third parties, including their respective parent, subsidiaries or Affiliates, without the express written consent of the Party providing the information.

18.04 Any holding that a provision of this Agreement is unenforceable, in whole or in part, will not affect the validity of the other provisions of this Agreement.

18.05 This Agreement (including the exhibits, schedules and appendices attached hereto), including the documents referred to herein, embodies the entire agreement and, understanding of the Parties hereto and supersedes all prior agreements and understandings of the Parties hereto relating to the subject matter herein contained.

18.06 This Agreement shall be construed, interpreted, governed, and enforced by and under the laws of the State of New York, without giving effect to the conflicts of law principles thereof.

18.07 All notices under this Agreement, including reports, shall be in writing in the English language addressed to the appropriate Party at the address set forth by its name on this

Agreement, and shall be deemed given when received by the recipient and shall be delivered directly by hand to authorized personnel or by registered mail, return receipt requested, telex authenticated facsimile message or electronic mail, confirmed by registered mail.

     All notices shall be addressed:

     If to KIBOGA and MORRIS:      KIBOGA SYSTEMS, INC.
                                   1530 Dallas Parkway
                                   Suite 1150
                                   Dallas, TX, 75001-6490
                                   email.grmltd@aol.com
                                   Attention: Gary R. Morris

     If to PROVO and SELLERS:      PROVO, S.A. de C.V.
                                   Quintana Roo No. 28
                                   Col. Roma Sur
                                   06760 Mexico, D.F.
                                   Fax. (525) 264-6442
                                   Attention: Ventura Martinez del Rio

                                   With a copy which shall not constitute notice to:

                                   Swidler Berlin Sheriff Friedman, LLP
                                   The Washington Harbour
                                   3000 K Street, N.W.
                                   Suite 300
                                   Washington, D.C. 20007-5116
                                   Attention: Ulises R. Pin

     If to GSTN:                   GREYSTONE DIGITAL
                                   TECHNOLOGY, Inc.
                                   4950 Murphy Canyon Road
                                   San Diego, CA, 92123
                                   Fax: (800) 898-3446
                                   Attention: Chief Executive Officer

18.08 All controversies relating to the interpretation and/or enforcement of this Agreement and the transactions contemplated herein shall be settled by binding arbitration in accordance with the International Rules of Arbitration of the American Arbitration Association in effect on the date the notice for arbitration is given to the other Party or Parties. In the event of any conflict between those rules and the provisions of this Section 18.08, the provisions of this Section 18.08 shall govern. The Parties shall attempt to select a single arbitrator, but if they are unable to agree within ten days from the date of an arbitration demand served by any of the Parties, then each of the Parties shall appoint one arbitrator and the arbitrators so chosen shall in turn choose an additional arbitrator. If the arbitrators chosen by the Parties cannot agree on the choice of the final arbitrator within a period of ten days after their nomination, then the final arbitrator shall be appointed by the American Arbitration Association. Any arbitration proceedings initiated hereunder shall be held in New York, New York or such other place as the Parties may mutually agree. The arbitration shall take place in the English language. No decision of the arbitrator(s) shall be subject to appeal, and judgment on the award or decision rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. To assure predictability, any arbitrators chosen by the Parties or otherwise pursuant to this section shall be attorneys-at-law with experience in sophisticated commercial transactions. The arbitrator(s) shall base the decision solely on the provisions of this Agreement; provided, however, that to the extent that the subject matter for the decision is not provided for in such provisions, the decision shall be based on applicable principles of law and judicial precedent as established in the law of the jurisdiction provided under Section 18.06, and, upon request of a Party, will include in the award findings of facts and conclusions of law upon which the award is based. The arbitrator(s) may grant such legal or equitable relief as appropriate, including money damages, specific performance and injunctive relief. Questions of whether the dispute is subject to arbitration shall also be decided by the arbitrator(s). The final arbitration award shall be issued within ninety (90) days after the arbitration is initiated. Subject to the award of the arbitrator(s), each Party to the arbitration shall pay an equal share of the fees and costs of the arbitration, except the arbitrator(s) shall have the power to award all expenses (including attorneys fees and costs) to the prevailing Party, as determined by the arbitrator(s). Each of the Parties waives any defense of inconvenient forum to the maintenance of an action or proceeding brought under this Section 18.08 and waives any bond, surety, or other security that might be required of any other Party with respect thereto. Any Party may make service on any other Party by sending or delivering a copy of the process to the Party to be served at the address and in the manner provided for the giving of notices in Section 18.07 above. Nothing in this Section 18.08, however, shall affect the right of any Party to serve legal process in any other manner permitted by law. Each Party agrees that a final judgment in any action or proceeding so brought shall be conclusive and may be enforced by suit on the judgment or in any other manner provided by law or at equity.

18.09 Except as specifically provided in this Agreement, GSTN and KIBOGA shall jointly and severally bear and shall pay for each of the Parties' respective costs and expenses (including reasonable legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby (collectively "Expenses"). To that end, each of GSTN and KIBOGA hereby jointly and severally covenants and agrees to reimburse each of the Parties' Expenses within 5 Business Days from receipt of a notice requesting reimbursement of such Expenses.

18.10 The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement.

18.11 This Agreement may be executed in any number of counterparts and by the different Parties hereto on separate counterparts, each of which, when executed and delivered, shall be effective for purposes of binding the Parties hereto, but all of which shall together constitute one and the same instrument. Any signature page delivered by a fax machine or telecopy machine shall be binding to the same extent as an original signature page, with regard to any of the

Transaction Documents or any amendment thereto. Any Party who delivers such a signature page agrees to later deliver an original counterpart to any Party which requests it.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, and for the consideration herein stated, the Parties have executed this Agreement the day and year first above written.


/s/ Gary R. Morris                       /s/ Ventura Martinez del Rio Arrangoiz
--------------------------------------   --------------------------------------
KIBOGA SYSTEMS, INC.                     PROYECCIONES Y VENTAS
By: Gary R. Morris                       ORGANIZADAS, S.A. DE C.V.
Title: President and CEO                 By: Ventura Martinez del Rio Arrangoiz
                                         Title: Chairman


/s/ Ventura Martinez del Rio Arrangoiz   /s/ Ventura Martinez del Rio Requejo
--------------------------------------   --------------------------------------
Ventura Martinez del Rio Arrangoiz       Ventura Martinez del Rio Requejo


/s/ Jon M. Reynolds                      /s/ Gary R. Morris
--------------------------------------   --------------------------------------
GREYSTONE DIGITAL                        Gary R. Morris
TECHNOLOGY, INC.
By: Jon M. Reynolds
Title: Chairman

                                    Exhibit A

                      FORM OF REGISTRATION RIGHTS AGREEMENT

                                    Exhibit B

                              FORM OF VOTING PROXY

                                    Exhibit C

                            FORM OF MERGER AGREEMENT

                      [BEING PREPARED BY KIBOGA'S COUNSEL]

                                    Exhibit D

                     FORM OF ARRANGOIZ EMPLOYMENT AGREEMENT

                                    Exhibit E

                      FORM OF REQUEJO EMPLOYMENT AGREEMENT

                                    Exhibit F

                       FORM OF MORRIS EMPLOYMENT AGREEMENT

                                    Exhibit G

                          FORM OF INITIAL BUSINESS PLAN

                                    Exhibit H

                   FORM OF SUBSIDIARIES ACQUISITION AGREEMENTS

                   [BEING PREPARED BY PROVO'S MEXICAN COUNSEL]

                                    Exhibit I

                            FORM OF ESCROW AGREEMENT

                                Schedule 10.01(d)

                              INTELLECTUAL PROPERTY

                                Schedule 10.01(h)

                         CAPITALIZATION OF SUBSIDIARIES

                                Schedule 10.01(h)

                          PROVO ADDITIONAL LIABILITIES

                                Schedule 10.01(j)

                       SUBSIDIARIES ADDITIONAL LIABILITIES

                                Schedule 10.01(k)

                                  RECENT EVENTS

                                Schedule 10.01(l)

                                  ENCUMBRANCES

                                Schedule 10.01(m)

                               ACCOUNTS RECEIVABLE

                                Schedule 10.01(n)

                                PROVO LITIGATION

                                Schedule 10.01(p)

                             UNDISCLOSED LIABILITIES

                                Schedule 10.05(d)

                            GSTN CAPITALIZATION TABLE

                                Schedule 10.05(l)

                                 GSTN LITIGATION

                                                             SBSF DRAFT 06/10/02

                         REGISTRATION RIGHTS AGREEMENT

     REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of June   ,
                                                                        --
2002, by and between GREYSTONE DIGITAL TECHNOLOGY, INC., a Delaware corporation (the "Company"), and Ventura Martinez del Rio Arrangoiz ("Arrangoiz") and Ventura Martinez del Rio Requejo ("Requejo" and together with Arrangoiz "Sellers").

                              W I T N E S S E T H:

     WHEREAS, Sellers, the Company and others have entered into that certain
Stock Purchase Agreement dated      , 2002 (the "Purchase Agreement") pursuant
                               -----
to which, among other things, Sellers are receiving common stock of the Company, par value $0.01 per share ("Common Stock");

     WHEREAS, it is a condition of the Purchase Agreement that the Company grant to Sellers registration rights with respect to the Common Stock; and

     WHEREAS, the Company desires to grant to Sellers registration rights with respect to the Common Stock.

     NOW, THEREFORE, in consideration of the premises and mutual covenants and conditions contained herein and of other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I.
                                  DEFINITIONS

     SECTION 1.1 Definitions. The following terms shall have the meanings ascribed to them below.

     "Commission" means the United States Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

     "Common Stock" has the meaning set forth in the recitals to this Agreement.

     "Exchange Act" means the United States Securities Exchange Act of 1934, as amended or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     "Company" has the meaning set forth in the preamble of this Agreement.

     "Damages" has the meaning set forth in Section 4.1 hereof.

     "Demand Registration" has the meaning set forth in Section 2.1 (a) hereof.

     "Indemnified Party" has the meaning set forth in Section 4.3 hereof.

     "Indemnifying Party" has the meaning set forth in Section 4.3 hereof.

     "Inspectors" has the meaning set forth in Section 3.1(k) hereof.

     "Purchase Agreement" has the meaning set forth in the recitals of this Agreement.

     "NASD" means the National Association of Securities Dealers, Inc.

     "Notices" has the meaning set forth in Section 6.7 hereof.

     "Person" means any natural person, corporation, general partnership, limited partnership, proprietorship, other business organization, trust, union or association.

     "Piggy-Back Registration" has the meaning set forth in Section 2.2 hereof.

     "Registrable Securities" means the shares of Common Stock now owned or hereafter acquired by Sellers, until (i) a Registration Statement with respect to the sale of such shares of Common Stock has been declared effective by the Commission and such shares of Common Stock have been disposed of pursuant to such effective Registration Statement, or (ii) such shares of Common Stock are sold under circumstances in which all of the applicable conditions of Rule 144 (or any similar provisions then in force) under the Securities Act are met, or
(iii) such shares of Common Stock have been otherwise transferred and the Company has delivered a new certificate or other evidence of ownership for such Common Stock not bearing a restrictive legend and not subject to any stop order and such Common Stock may be publicly resold by the person receiving such certificate without complying with the registration requirements of the Securities Act, or (iv) such shares of Common Stock shall have ceased to he outstanding.

     "Registration Expenses" has the meaning set forth in Section 3.2 hereof.

     "Registration Statement" means any registration statement of the Company which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference in such registration statement.

     "Securities Act" means the United States Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     "Underwriter" means a securities dealer who purchases any Registrable Securities as principal in an underwritten offering and not as part of such dealer's market-making activities.

                                   ARTICLE II.

                               REGISTRATION RIGHTS

     SECTION 2.1 Demand Registration.

          (a) Request for Registration by Sellers. At any time and from time to time after the date hereof, Sellers may make written requests on the Company for the registration of the offer and sale of all or part of the Registrable Securities under the Securities Act (a "Demand Registration"). Subject to
Section 2.1(b), the Company shall have no obligation to file more than three (3) registration statements under the Securities Act with respect to a Demand Registration; provided, however, if the Registrable Securities may be registered on Form S-3 (or any successor form with similar "short form" disclosure requirements), Sellers shall have unlimited rights to request registration of its Registrable Securities on Form S-3, or such successor form. Any such request will specify the number of shares of Registrable Securities proposed to be sold and will also specify the intended method of disposition thereof. The Company shall use its best efforts to effect the Demand Registration within thirty (30) days after the giving of such written notice.

          (b) Effective Registration. A registration will not be deemed to have been effected pursuant to Section 2.1(a) unless the Registration Statement relating thereto has been declared effective by the Commission and the Company has complied in all material respects with its obligations under this Agreement and any underwriting or other distribution agreement relating to such distribution with respect thereto and in the case of an underwritten offering, all the Registrable Securities offered have been purchased by the underwriters; provided that if, after the Registration Statement has become effective, the offering and/or sale of Registrable Securities pursuant to such Registration Statement is or becomes the subject of any stop order, injunction or other order or requirement of the Commission or any other governmental or administrative agency, or if any court or other governmental or quasi-governmental agency prevents or otherwise limits the offer and/or sale of the Registrable Securities pursuant to the Registration Statement, such registration will be deemed not to have been effected.

          (c) Selection of Underwriter. If Sellers so elect, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of an underwritten offering. Sellers shall select one or more nationally recognized firms of investment bankers reasonably acceptable to the Company to act as the lead managing Underwriter or Underwriters in connection with such offering and shall select any additional investment bankers and managers to be used in connection with the offering.

     SECTION 2.2 Piggy-Back Registration.

          (a) If at any time the Company proposes to register any of its securities under the Securities Act and the registration form to be used may be used for registration of the Registrable Securities, then the Company shall give prompt written notice of such proposed filing to Sellers as soon as practicable (but in no event less than thirty (30) days before the anticipated filing date), and such notice shall offer Sellers the opportunity to register such number of Registrable Securities as Sellers may request (which request shall specify the Registrable Securities intended to be disposed of by Sellers and the intended method of distribution thereof) (a "Piggy-Back Registration"). The Company shall use its best efforts to cause the managing Underwriter or Underwriters of a proposed underwritten offering to permit the Registrable Securities requested to be included in a Piggy-Back Registration to be included on the same terms and conditions as any similar securities of the Company or any other security holder included therein and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method of distribution thereof. Sellers shall have the right to withdraw its request for inclusion of its Registrable Securities in any Registration Statement pursuant to this Section 2.2 by giving written notice to the Company of their request to withdraw, provided that, except as otherwise set forth in Section 2.3(c), in the event of such withdrawal, Sellers shall be responsible for all fees and expenses (including fees and expenses of counsel) incurred by Sellers prior to such withdrawal. The Company may withdraw a Piggy-Back Registration at any time prior to the time it becomes effective.

          (b) No registration effected under this Section 2.2, and no failure to effect a registration under this Section 2.2, shall relieve the Company of its obligation to effect a registration upon the request of Sellers pursuant to
Section 2.1, and no failure to effect a registration under this Section 2.2 and to complete the sale of Registrable Securities in connection therewith shall relieve the Company of any other obligation under this Agreement (including, without limitation, the Company's obligations under Sections 3.2 and 4.1).

     SECTION 2.3 Reduction of Offering.

          (a) Demand Registration. Subject to Sellers' prior written consent, the Company may include in a Demand Registration pursuant to Section 2.1 securities of the same class as the Registrable Securities for the account of the Company and any other Persons who hold securities of the same class as the Registrable Securities on the same terms and conditions as the Registrable Securities to be included therein.

          (b) Reduction of Offering. In the event that the managing Underwriter of any underwritten offering described in Section 2.1 or Section 2.2 shall determine in good faith that a limitation of the total number of shares to be included in the offering is required or there will be an adverse effect on the offering price, timing or distribution of the shares to be distributed, then the number of shares to be included in such registration shall be reduced or limited to the extent necessary to reduce the total number of shares requested to be included in such offering to the number of shares, if any, recommended by such managing Underwriter in the following order of priority:

               (i) If the offering is a Demand Registration, (A) first, the number of shares to be offered by all Persons other than Sellers to the extent necessary to reduce the total number of shares as recommended by such managing Underwriter, pro rata in proportion to the respective total number of shares owned by such Persons, (B) second, if further reduction or limitation is required, the number of shares to be offered by the Company for its own account shall be reduced or limited, and (C) third, if further reduction or limitation is required, the number of shares to be offered by Sellers.

               (ii) If the offering is a Piggy-Back Registration, (A) first, the number of shares to be offered by the Persons other than Sellers holding securities who are using a piggy-back registration right, pro rata in proportion to the respective total number of shares owned by such Persons; (B) second, if further reduction or limitation is required, the number of shares to be offered by Sellers; (C) third, if further reduction or limitation is required, the number of shares to be offered by the Persons holding securities who demanded such registration pro rata in proportion to the respective total number of shares owned by such Persons, and (D) fourth, if further reduction or limitation is required, the number of shares to be offered by the Company for its own account shall be reduced or limited.

          (c) If, as a result of the proration provisions of this Section 2.3, Sellers shall not be entitled to include all Registrable Securities in a Demand Registration or Piggy-Back Registration that Sellers has requested to be included, Sellers may elect to withdraw its request to include Registrable Securities in such registration; provided that in the event of such withdrawal, the Company shall be responsible for all fees and expenses (including fees and expenses of counsel) incurred by Sellers prior to such withdrawal.

     SECTION 2.4 Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of Sellers, enter into any other agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder to include such securities in any registration filed under Section 2.1 or 2.2 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of its securities will not reduce the amount of Registrable Securities of Sellers which are included. [As of the date hereof, except as set forth in this Agreement, the Company has not entered into any agreement with any Person with respect to registration rights.]

                                  ARTICLE III.
                            REGISTRATION PROCEDURES

     SECTION 3.1 Filings; Information. Whenever the Company is required to effect or cause the registration of Registrable Securities pursuant to Section
2.1 or Section 2.2 , the Company will use its best efforts to effect the registration and the sale of such Registrable

Securities in accordance with the intended method of disposition thereof as quickly as practicable, and in connection with any such request:

          (a) The Company promptly will prepare and file with the Commission a Registration Statement with respect to the offer and sale of such securities and use its best efforts to cause such Registration Statement to become and remain effective until the completion of the distribution contemplated thereby; provided, however, the Company shall not be required to keep such Registration Statement effective for more than 180 days (or such shorter period which will terminate when all Registrable Securities covered by such Registration Statement have been sold, but not prior to the expiration of the applicable period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder, if applicable).

          (b) The Company promptly will prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep such Registration Statement effective for as long as such registration is required to remain effective pursuant to the terms hereof; cause the prospectus to be supplemented by any required prospectus supplement, and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act applicable to it with respect to the disposition of all Registrable Securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by Sellers set forth in such Registration Statement or supplement to the prospectus.

          (c) The Company, at least ten (10) days prior to filing a Registration Statement or at least five (5) days prior to filing a prospectus or any amendment or supplement to such Registration Statement or prospectus, will furnish to (i) Sellers, (ii) counsel representing Sellers, (iii) each Underwriter, if any, of the Registrable Securities covered by such Registration Statement copies of such Registration Statement as proposed to be filed, together with exhibits thereto, which documents will be subject to review and approval by each of the foregoing within ten (10) days after delivery (except that such review and approval of any prospectus or any amendment or supplement to such Registration Statement or prospectus must be within five (5) days after delivery), and thereafter, furnish to Sellers, counsel to Sellers and Underwriters, if any, for their review and comment such number of copies of such Registration Statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such Registration Statement (including each preliminary prospectus) and such other documents or information as Sellers, counsel to Sellers or the Underwriters may reasonably request in order to facilitate the disposition of the Registrable Securities; provided, however, that notwithstanding the foregoing, if the Company intends to file any prospectus, prospectus supplement or prospectus sticker which does not make any material changes in the documents already filed (including, without limitation, any prospectus under Rule 430A or 424(b)), then counsel for Sellers will be afforded such opportunity to review such documents prior to filing consistent with the time constraints involved in filing such document, but in any event no less than three (3) days.

          (d) The Company shall furnish to Sellers and to each Underwriter, if any, such number of copies of the Registration Statement (including each preliminary prospectus) as such Persons may reasonably request in order to facilitate the intended disposition of the Registrable Securities covered by such Registration Statement.

          (e) If the offering is an underwritten offering, at the request of Sellers, the Company shall use its reasonable efforts to furnish on the date that Registrable Securities are delivered to the Underwriters for sale pursuant to such Registration Statement: (i) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the Underwriters and to Sellers, stating that (A) such Registration Statement has become effective under the Securities Act, (B) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, (C) the Registration Statement complies as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder, and such counsel has no reason to believe that the Registration Statement or any amendment thereto (including any documents incorporated in the prospectus), as of its respective effective date (or as of its date of filing) contains any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading (except that such counsel need not express any opinion as to financial statements contained therein) and (D) to such other effects as reasonably may be requested by counsel for the Underwriters or by Sellers or its counsel, considering customary comparable underwritten transactions and (ii) on such date and as of the date of the underwriting agreement, a letter dated such date from the independent public accountants or chartered accountants retained by the Company, addressed to the Underwriters and to Sellers, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the Registration Statement, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five (5) Business Days prior to the date of such letter) with respect to such registration as such Underwriters reasonably may request considering customary comparable underwritten transactions.

          (f) The Company promptly will notify Sellers of (and in any event within twenty-four (24) hours of the receipt of) any stop order issued or threatened by the Commission and take all reasonable actions required to prevent the entry of such stop order or to remove it at the earliest possible moment if entered.

          (g) On or prior to the date on which the Registration Statement is declared effective by the Commission, the Company will use all reasonable efforts to (i) register or qualify the Registrable Securities under such other securities or blue sky laws of such other jurisdictions as Sellers reasonably (in light of Sellers' intended plan of distribution) requests, and

(ii) file documents required to register such Registrable Securities with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be reasonably necessary or advisable to enable Sellers to consummate the disposition of the Registrable Securities owned by Sellers; provided that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (g), (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction.

          (h) The Company will notify Sellers, counsel to Sellers and any Underwriter promptly (and in any event within 24 hours) and (if requested by any such Person) confirm such notice in writing, (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to a Registration Statement or prospectus or for additional information to be included in any Registration Statement or prospectus or otherwise, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement or the initiation or threatening of any proceedings for that purpose, (iv) of the issuance by any state securities commission or other regulatory authority of any order suspending the qualification or exemption from qualification of any of the Registrable Securities under state securities or "blue sky" laws or the initiation of any proceedings for that purpose, and (v) of the happening of any event which makes any statement made in a Registration Statement or related prospectus or any document incorporated or deemed to be incorporated by reference therein untrue or which requires the making of any changes in such Registration Statement, prospectus or documents so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements in the Registration Statement and prospectus not misleading in light of the circumstances in which they were made; and, as promptly as practicable thereafter, prepare and file with the Commission and furnish a supplement or amendment to such prospectus so that, as thereafter deliverable to the purchasers of such Registrable Securities, such prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (i) If requested by the managing Underwriter or Underwriters, Sellers or Sellers' counsel, the Company will, unless otherwise advised by counsel, promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing Underwriter or Underwriters requests, or Sellers' counsel requests, to be included therein, including, without limitation, with respect to the Registrable Securities being sold by Sellers to such Underwriter or Underwriters, the purchase price being paid therefor by such Underwriter or Underwriters and with respect to any other terms of the underwritten offering of the Registrable

Securities to be sold in such offering, and promptly make all required filings of such prospectus supplement or post-effective amendment.

          (j) The Company will enter into customary agreements reasonably satisfactory to the Company (including, if applicable, an underwriting agreement in customary form and which is reasonably satisfactory to the Company) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities (Sellers, at its option may, require that any or all of the representations, warranties and covenants of the Company to or for the benefit of such Underwriters also be made to and for the benefit of Sellers).

          (k) The Company will make available to Sellers (and will deliver to their counsel) and each Underwriter, if any, subject to restrictions imposed by the United States federal government or any agency or instrumentality thereof, copies of all correspondence between the Commission and the Company, its counsel or auditors and will also make available for inspection at reasonable times at the Company's offices by Sellers, any Underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other professional retained by Sellers or any Underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers and employees to supply all information reasonably requested by any Inspectors in connection with such registration statement.

          (l) In connection with an underwritten offering, the Company will participate, to the extent reasonably requested by the managing Underwriter or Underwriters for the offering or Sellers, in customary efforts to sell the securities under the offering, including, without limitation, participating in "road shows"; provided that the Company shall not be obligated to participate in more than two such selling efforts in any 12-month period.

          (m) The Company, during the period when the prospectus is required to be delivered under the Securities Act, promptly will file all documents required to be filed with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act.

          (n) The Company will use all reasonable efforts to obtain a cold comfort letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters, as Sellers may request.

          (o) The Company shall cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed.

          (p) The Company shall provide a transfer agent and registrar for all Registrable Securities registered pursuant to such Registration Statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

          (q) The Company shall otherwise comply with all applicable rules and regulations of the Commission.

          (r) The Company may require Sellers to promptly furnish in writing to the Company such information regarding the distribution of the Registrable Securities as the Company may from time to time reasonably request and such other information as may be legally required in connection with such registration including, without limitation, all such information as may be requested by the Commission or the National Association of Securities Dealers, Inc.

          (s) Sellers agree that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3.1(h) hereof, Sellers will forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until Sellers' receipt of the copies of the supplemented or amended prospectus contemplated by Section 3.1(h) hereof, and, if so directed by the Company, Sellers will deliver to the Company all copies, other than permanent file copies then in Sellers' possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. In the event the Company shall give such notice, the Company shall extend the period during which such Registration Statement shall be maintained effective (including the period referred to in Section 3.1(a) hereof) by the number of days during the period from and including the date of the giving of notice pursuant to Section 3.1 (h) hereof to the date when the Company shall make available to Sellers covered by such Registration Statement a prospectus supplemented or amended to conform with the requirements of Section 3.1(h) hereof.

     SECTION 3.2 Registration Expenses. In connection with the Demand Registrations pursuant to Section 2.1 hereof and any Piggy-Back Registrations under Section 2.2 hereof, the Company shall pay the following registration expenses incurred in connection with the registration thereunder (the "Registration Expenses"): (i) all registration and filing fees, (ii) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (iii) processing, duplicating and printing expenses, (iv) the Company's internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (v) the fees and expenses incurred in connection with the listing of the Registrable Securities, (vi) fees and disbursements of counsel for the Company and fees and expenses for independent certified public accountants retained by the Company (including the expenses of any comfort letters or costs associated with the delivery by independent certified public accountants of a comfort letter or comfort letters requested but not the cost of any audit other than a year end audit), (vii) the fees and expenses of any special experts retained by the Company in connection with such registration,
(viii) reasonable fees and
expenses of one firm of counsel for Sellers and (ix) any fees and disbursements of underwriters customarily paid by issuers or sellers of securities. The Company shall have no obligation to pay any other underwriting fees, discounts or commissions attributable to the sale of Registrable Securities; such costs shall be borne by Sellers.

                                   ARTICLE IV.
                        INDEMNIFICATION AND CONTRIBUTION

     SECTION 4.1 Indemnification by the Company. The Company shall, to the full extent permitted by law, indemnify and hold harmless Sellers from and against any loss, claim, damage, liability, reasonable attorneys' fees, cost or expense and costs and expenses of investigating and defending any such claim, joint or several, and any action in respect thereof (collectively, the "Damages") to which Sellers may become subject under the Securities Act or otherwise, insofar as such Damages (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or prospectus relating to the Registrable Securities or any amendment or supplement thereto, or arises out of, or are based upon, any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or any violation by the Company of any federal or state securities laws or any rule or regulation thereof, except insofar as the same are based upon information furnished in writing to the Company by Sellers expressly for use therein, and shall reimburse Sellers for any legal and other expenses reasonably incurred by Sellers in investigating or defending or preparing to defend against any such Damages or proceedings; provided, however, that the Company shall not be liable to Sellers to the extent that any such Damages (or action or proceeding in respect thereof) arise out of or are based upon an untrue statement or omission made in any preliminary prospectus if (i) Sellers failed to send or deliver a copy of the final prospectus with or prior to the delivery of written confirmation of the sale by Sellers to the Person asserting the claim from which such Damages arise, and (ii) the final prospectus would have corrected such untrue statement or such omission; provided further, that the Company shall not be liable to Sellers in any such case to the extent that any such Damages arise out of or are based upon an untrue statement or omission in any prospectus if (x) such untrue statement or omission is corrected in an amendment or supplement to such prospectus, and
(y) having previously been furnished by or on behalf of the Company with copies of such prospectus as so amended or supplemented, Sellers thereafter fails to deliver such prospectus as so amended or supplemented prior to or concurrently with the sale of a Registrable Security to the Person asserting the claim from which such Damages arise.

     SECTION 4.2 Indemnification by Sellers. Sellers shall, to the full extent permitted by law, indemnify and hold harmless the Company, its officers, directors, employees and agents and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, together with the partners, officers, directors, employees and agents of such controlling Person, to the same extent as the foregoing indemnity from the Company to Sellers, but only with reference to information related to Sellers, or its plan of distribution, furnished in writing by Sellers expressly for use in any Registration Statement or prospectus relating to the Registrable Securities, or any amendment or supplement thereto, or any preliminary prospectus and the aggregate amount which may be recovered from Sellers pursuant to the indemnification provided for in this Section 4.2 in connection with any registration and sale of Registrable Securities shall be limited to the total proceeds received by Sellers from the sale of such Registrable Securities. In case any action or proceeding shall be brought against the Company or its officers, directors, employees or agents or any such controlling Person or its officers, directors, employees or agents, in respect of which indemnity may be sought against Sellers, Sellers shall have the rights and duties given to the Company, and the Company or its officers, directors, employees or agents, or such controlling Person, or its officers, directors, employees or agents, shall have the rights and duties given to Sellers, by the preceding paragraph.

     SECTION 4.3 Conduct of Indemnification Proceedings. Promptly after receipt by any person in respect of which indemnity may be sought pursuant to Section
4.1 or 4.2 (an "Indemnified Party") of notice of any claim or the commencement of any action, the Indemnified Party shall, if a claim in respect thereof is to be made against the Person against whom such indemnity may be sought (an "Indemnifying Party"), notify the Indemnifying Party in writing of the claim or the commencement of such action; provided that the failure to notify the Indemnifying Party shall not relieve it from any liability which it may have to an Indemnified Party except to the extent of any actual prejudice resulting therefrom. If any such claim or action shall be brought against an Indemnified Party, and it shall notify the Indemnifying Party thereof, the Indemnifying Party shall be entitled to participate therein, and, to the extent that it wishes, jointly with any other similarly notified Indemnifying Party, to assume the defense thereof with counsel reasonably satisfactory to the Indemnified Party. After notice from the Indemnifying Party to the Indemnified Party of its election to assume the defense of such claim or action, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided that the Indemnified Party shall have the right to employ separate counsel to represent the Indemnified Party and its controlling Persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Indemnified Party against the Indemnifying Party, but the fees and expenses of such counsel shall be for the account of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) in the reasonable judgment of the Company and such Indemnified Party, representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interest between them, it being understood, however, that the Indemnifying Party shall not, in connection with any one such claim or action or separate but substantially similar or related claims or actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all Indemnified Parties, or for fees and expenses that are not reasonable. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any claim or pending or threatened proceeding in respect of which the Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such claim or proceeding. Whether or not the defense of any claim or action is assumed by the Indemnifying Party, such Indemnifying Party will not be subject to any liability for any settlement made without its consent, which consent will not be unreasonably withheld.

     SECTION 4.4 Contribution. If the indemnification provided for in this
Article 4 is unavailable to the Indemnified Parties in respect of any Damages referred to herein, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Damages as between the Company on the one hand and Sellers on the other, in such proportion as is appropriate to reflect the relative fault of the Company and Sellers in connection with such statements or omissions, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and Sellers on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     SECTION 4.5 The Company and Sellers agree that it would not be just and equitable if contribution pursuant to this Section 4.4 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the Damages referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 4.4, Sellers shall not be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of Sellers were offered to the public (less underwriting discounts and commissions) exceeds the amount of any damages which Sellers has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                                   ARTICLE V.
                  INFORMATION AND OTHER OBLIGATIONS OF Sellers

     SECTION 5.1 Provision of Information. As a condition to exercising the registration rights provided for herein, Sellers shall furnish to the Company such information regarding Sellers and the distribution proposed by Sellers as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification, or compliance referred to in this Agreement.

     SECTION 5.2 Underwriters. Sellers, with respect to any Registrable Securities included in any registration, shall cooperate in good faith with the Company and the underwriters, if any, in connection with such registration.

     SECTION 5.3 Stop Orders. Sellers, with respect to any Registrable Securities included in any registration, shall make no further sales or other dispositions, or offers therefor, of such shares under such Registration Statement if, during the effectiveness of such Registration Statement, an intervening event should occur which, in the opinion of counsel to the Company, makes the prospectus included in such Registration Statement no longer comply with the Securities Act until such time as Sellers has received from the Company copies of a new, amended or supplemented prospectus complying with the Securities Act.

                                   ARTICLE VI.
                                 MISCELLANEOUS

     SECTION 6.1 Participation in Underwritten Registrations. Sellers shall not be required to make any representations or warranties to or agreements with the Company or the Underwriters other than representations, warranties or agreements regarding Sellers and its ownership of the securities being registered on their behalf and Sellers' intended method of distribution and any other representation required by law.

     SECTION 6.2 Rule 144 and 144A. The Company covenants that it will file any reports required to be filed by it under the Securities Act and the Securities Exchange Act of 1934, as amended and that it will take such further action as Sellers may reasonably request, all to the extent required from time to time to enable Sellers to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 or Rule 144A under the Securities Act, as such Rules may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of Sellers, the Company will deliver to Sellers a written statement as to whether it has complied with such requirements.

     SECTION 6.3 Suspension of Obligation to File. Notwithstanding the provisions of Section 3.1(a), the Company's obligations to file a Registration Statement, or cause such Registration Statement to become and remain effective, shall be suspended for a period not to exceed 90 days if there exists at the time material non-public information relating to the Company that, in the reasonable opinion of the Company, should not be disclosed.

     SECTION 6.4 Amendment and Modification. This Agreement may be amended, modified and supplemented, and any of the provisions contained herein may be waived, only by a written instrument signed by the Company and Sellers. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

     SECTION 6.5 Binding Effect; Entire Agreement. This Agreement (including the exhibits, schedules and appendices attached hereto), including the documents referred to herein, embodies the entire agreement and understanding of the Parties hereto and supersedes all prior agreements and understandings of the Parties hereto relating to the subject matter herein contained.

     SECTION 6.6 Severability. Any holding that a provision of this Agreement is unenforceable, in whole or in part, will not affect the validity of the other provisions of this Agreement.

     SECTION 6.7 Notices. All notices under this Agreement, including reports, shall be in writing in the English language addressed to the appropriate Party at the address set forth by its name on this Agreement, and shall be deemed given when received by the recipient and shall be delivered directly by hand to authorized personnel or by registered mail, return receipt requested, telex authenticated facsimile message or electronic mail, confirmed by registered mail.

     All notices shall be addressed:

     If to Sellers:                       Arrangoiz and Requejo.
                                          Quintana Roo No. 28
                                          Col. Roma Sur
                                          06760 Mexico, D.F.
                                          Fax. (525) 264-6442

     If to the Company:                   GREYSTONE DIGITAL
                                          TECHNOLOGY, Inc.
                                          4950 Murphy Canyon Road
                                          San Diego, CA, 92123
                                          Fax: (800) 898-3446
                                          Attention: Chief Executive Officer

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

     SECTION 6.8 GOVERNING LAW. This Agreement shall be construed, interpreted, governed, and enforced by and under the laws of the State of New York, without giving effect to the conflicts of law principles thereof.

     SECTION 6.9 Headings. The headings in this Agreement are for convenience of reference only and shall not constitute a part of this Agreement, nor shall they affect their meaning, construction or effect.

     SECTION 6.10 Counterparts. This Agreement may be executed in any number of counterparts and by the different Parties hereto on separate counterparts, each of which, when executed and delivered, shall be effective for purposes of binding the Parties hereto, but all of which shall together constitute one and the same instrument. Any signature page delivered by a fax machine or telecopy machine shall be binding to the same extent as an original signature page. Any Party who delivers such a signature page agrees to later deliver an original counterpart to any Party which requests it.

     SECTION 6.11 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties named in this Agreement and their respective successors and permitted assigns. No Party may assign either this Agreement or any of its rights, interests or obligations hereunder without the prior written approval of each of the other parties, except that each of Sellers shall be entitled to assign or transfer their rights hereunder to their respective beneficiaries or as part as an estate planning trust or mechanism, by giving prior written notice to the Company.

     SECTION 6.12 Remedies. In the event of a breach or a threatened breach by any Party to this Agreement of its obligations under this Agreement, any Party injured or to be injured by such breach will be entitled to specific performance of its rights under this Agreement or to injunctive relief, in addition to being entitled to exercise all rights provided in this Agreement and granted by law. The Parties agree that the provisions of this Agreement shall be specifically enforceable, it being agreed by the Parties that the remedy at law, inducing monetary damages, for breach of any such provision will be inadequate compensation for any loss and that any defense or objection in any action for specific performance or injunctive relief that a remedy at law would be adequate is waived.

     SECTION 6.13 Interpretation. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


/s/ Ventura Martinez del Rio Arrangoiz      /s/ Ventura Martinez del Rio Requejo
--------------------------------------      ------------------------------------
Ventura Martinez del Rio Arrangoiz          Ventura Martinez del Rio Requejo


/s/ Jon M. Reynolds
----------------------------------
GREYSTONE DIGITAL TECHNOLOGY, INC.
Name:  Jon M. Reynolds
Title: Chairman/CEO

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